UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre Effective Amendment No.:

Post Effective Amendment No.: 59

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.: 59

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

(Exact Name of Registrant as Specified in Charter)

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

(Name of Insurance Company)

18 Chestnut Street, Worcester, Massachusetts, 01608

(Address of Insurance Company’s Principal Executive Offices) (Zip Code)

Insurance Company’s Telephone Number, including Area Code (508) 799-4441

Susan N. Roth

UnumProvident Corporation

1 Fountain Square, Suite 756

Chattanooga, Tennessee 37402

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering N/A

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 2, 2005 pursuant to paragraph (b)

☐	60 days after filing, pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CONTENTS OF FORM N-3

PAGE NO.	ITEM NO.	PROSPECTUS (PART A)
1	1	Cover Page
2	2	Definitions
2	3	Synopsis or Highlights
4	4	Condensed Financial Information
6	5	Description of Insurance Company and the Accumulation Fund
8	6	Management
9	7	Deductions and Expenses
11	8	General Description of Variable Annuity Contracts
14	9	Payments to Annuitants
15	10	Payments at Death
16	11	Purchases and Contract Value
16	12	Redemptions
20	13	Federal Tax Status
22	14	Legal Proceedings

PAGE NO.	ITEM NO.	STATEMENT OF ADDITIONAL INFORMATION (PART B)
	16	Cover Page
	17	Table of Contents
1	18	General Information and History
2	19	Investment Objectives and Policies
3	20	Management
7	21	Investment Advisory and Other Services
10	22	Portfolio Managers
10	23	Brokerage Allocation
12	24	Purchase and Pricing of Securities Being Offered
12	25	Underwriters
13	26	Calculation and Performance Data
13	28	Annuity Payments
	29	Financial Statements

PAGE NO.	ITEM NO.	OTHER INFORMATION (PART C)
22	29	Financial Statements and Exhibits
24	30	Directors and Officers of the Insurance Company
25	31	Persons Controlled by or under Common Control with Registrant
26	32	Number of Contractors
26	33	Indemnification
26	34	Business and Other Connections of Investment Advisers
26	35	Principal Underwriters
26	36	Location of Accounts and Records
26	37	Management Services
27	38	Undertakings

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

PROSPECTUS

PART A

This Prospectus describes the following Variable Annuity Contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company”). They are:

1.	Flexible Purchase Payment Variable Annuity Contract (“Flexible”);

2.	Single Payment Variable Annuity Contract (“Single”);

3.	Individual “Level Charge” Variable Annuity Contract (“Level”); and

4.	Group Variable Annuity Contract (“Group”).

Note: The public offering of contracts of the Accumulation Fund was discontinued.

No further offering of contracts of the Accumulation Fund is made hereby.

The information contained herein is intended solely for the information and use of holders of contracts previously issued.

The purchase payments received pursuant to these contracts are invested in The Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund”), a separate account of the Insurance Company. The Accumulation Fund consists of two Series. Series Q is applicable to contracts which were afforded special tax treatment under the Internal Revenue Code (“IRC”) and are commonly referred to as “qualified contracts”. Series N is applicable to all other contracts. Funds may be accumulated and annuity payments made on a variable basis, a fixed basis or a combination variable and fixed basis except with respect to the Group Contract which does not provide for fixed accumulation.

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stock believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investment and changing economic conditions, there can be no assurance that the investment objective will be attained.

This Prospectus sets forth information about the Contracts and Accumulation Fund that a prospective investor ought to know before investing and should be kept for future reference. A Statement of Additional Information (“SAI”), about the Company, the Accumulation Fund and the Contracts has been filed with the Securities and Exchange Commission and is available, without charge, upon written or oral request received by the Company. Information contained in the SAI has been incorporated into the Prospectus by reference. The SAI, Annual and Semi-Annual Reports to Shareholders, and other information about the Contracts and the Company can be obtained and shareholder inquiries can be made by calling Linda Daughetee at (800) 718-8824, or sending a written request to UnumProvident Corporation, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. The Company does not have a web site available for purposes of viewing the above-listed information. However, the Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Company. To examine the Table of Contents of the Statement of Additional Information, please refer to Part B of the Statement of Additional Information, immediately following page 22.

These Securities Have Not Been Approved Or Disapproved By The Securities And Exchange Commission Nor Has The Commission Passed Upon The Adequacy Of This Prospectus. Any Representation To The Contrary Is A Criminal Offense.

Please read this Prospectus carefully and retain it for future reference. The date of this Prospectus is May 2, 2005. The date of the Statement of Additional Information is May 2, 2005.

DEFINITIONS

Accumulation Unit—an accounting device used to determine the value of a contract before annuity payments begin, the value of which varies in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

Annuitant—the person or persons whose life determines the duration of annuity payments involving life contingencies.

Annuity—a series of payments generally for life or for life with specified minimums.

Annuity Commencement Date—the date on which annuity payments will begin.

Annuity Unit—an accounting device used to determine the amount of annuity payments.

Contract Owner—the person or entity with legal rights of ownership of the annuity contract.

Fixed Annuity—an annuity with payments fixed in amount throughout the annuity period.

Plan—an employer pension plan, profit sharing plan, or annuity purchase plan under which benefits are to be provided by the Variable Annuity Contracts described herein.

Purchase Payments—payments to the Company, after specific deductions, under an annuity contract.

Variable Annuity—an annuity providing for payments varying in amount in accordance with the investment experience of the appropriate Series of the Accumulation Fund.

SYNOPSIS OR HIGHLIGHTS

	Flexible	Single	Level	Group
Contractowner Transaction Expenses: Sales Load Imposed on Purchases (as a percentage of purchase payments	7.5%	6.0%	5.0%	5.0%
Collection Fee (per payment)	$1.00	$1.00	$1.00	$1.00
Annual Expenses (as a percentage of average net assets): Management Fees	.5%	.5%	.5%	.5%
Mortality and Expense Risk Fees	1.0%	1.0%	1.0%	1.0%
Total Annual Expenses	1.5%	1.5%	1.5%	1.5%

*	See page 11 for full contract name.

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If you either surrender or annuitize your contract at the end of the applicable time period, you would have paid the following expenses on a $1,000 investment (or annual $1,000 investments), assuming a 5% annual return on assets:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Flexible (one time $1000 deposit)	$90	$120	$152	$242
Flexible (annual $1000 deposits)	$90	$315	$603	$1628
Single	$75	$106	$138	$230
Level/Group	$66	$96	$129	$222

The Examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. This fee table is designed to summarize and illustrate all of the deductions and expenses described on page 9 for the contracts offered by this Prospectus. State premium taxes, as described on page 10 may also apply.

GENERAL INFORMATION

The Accumulation Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. It is the separate account through which the Company sets aside, separate and apart from its general assets, assets attributable to the variable portion of its variable annuity contracts. Registration under the Investment Company Act of 1940 (“1940 Act”) does not involve supervision of management or investment practices or policies by the Securities and Exchange Commission.

Four types of variable annuity contracts are offered by this Prospectus. Three of these contracts are issued to individuals and one is a group contract. Two of the “individual” contracts provide for a series of purchase payments to be made over a period of time and one calls for only a single purchase payment.

These contracts are designed for use in connection with retirement plans, some of which may qualify for federal income tax advantages available under Sections 401, 403, or 408 of the IRC.

This Prospectus generally describes only the variable portion of contracts issued by the Company, except where fixed accumulation or fixed annuity payments are specifically mentioned. Fixed annuities are funded by the Company’s general assets and are not placed in the Accumulation Fund. (see Fixed Accumulation, page 20).

The portion of contract values placed in either Series of the Accumulation Fund are subject to the investment risks inherent in any equity investment. These risks include changing economic conditions as well as the risks inherent in management’s ability to make appropriate investment choices. There is no guarantee under a variable annuity contract that the variable annuity payments or the accumulation values will equal or exceed total purchase payments.

All contracts contain the Company’s promise that on the annuity commencement date, the contract owner or annuitant may elect to have provided an annuity payable for the lifetime of the annuitant provided the initial monthly annuity payment equals or exceeds $25. If the initial monthly annuity payment would be less than $25, payment shall be made at less frequent intervals or the value of the account shall be distributed in a lump sum as selected by the annuitant. The annuity payment will be based on the contract value and in case of variable annuity payments, will be affected only by the investment performance of the appropriate Series of the Accumulation Fund and not by adverse mortality experience or by increases in the Company’s expenses above those assumed and for which deductions are provided for in the contract. Owners of individual contracts and participants in group contracts to which variable accumulation units are credited, have the right to vote on particular questions affecting the management of the Accumulation Fund. (see Voting Rights, page 16)

Withdrawal or redemption of funds from certain contracts may result in tax penalties. (see Federal Tax Status, page 16)

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CONDENSED FINANCIAL INFORMATION

Selected Per Unit Data and Ratios (information provided for the last five fiscal years has been audited):

Year Ended December 31,

SERIES N (NON-QUALIFIED)	2004	2003	2002	2001	2000
Investment income	$.173	$0.087	$0.094	$0.090	$0.094
Expenses	0.260	0.199	0.204	0.251	0.397
Net investment income (loss)	(0.087)	(0.112)	0.110	(0.161)	(0.303)
Net realized and unrealized gains (losses) on securities	0.735	2.241	(4.563)	(5.177)	(1.498)
Net increase (decrease) in accumulation unit value	0.648	2.129	(4.673)	(5.338)	(1.801)
Accumulation unit value at beginning of period	11.131	9.002	13.675	19.013	20.814
Accumulation unit value at end of period	11.779	11.131	9.002	13.675	19.013
Expenses to average net assets	1.97%	2.00%	1.91%	1.70%	1.64%
Net investment income to average net assets	(0.66%)	(1.12%)	(1.03%)	(1.09%)	(1.25%)
Portfolio turnover rate	93%	83%	104%	78%	101%
Number of accumulation units outstanding at end of period	136	156	163	182	263

SERIES N (NON-QUALIFIED)	1999	1998	1997	1996	1995
Investment income	$.083	$0.096	$0.135	$0.137	$0.117
Expenses	0.296	0.212	0.166	0.134	0.109
Net investment income (loss)	(0.213)	(0.116)	(0.031)	0.003	0.008
Net realized and unrealized gains (losses) on securities	5.894	3.891	2.660	1.459	1.769
Net increase (decrease) in accumulation unit value	5.681	3.775	2.629	1.462	1.777
Accumulation unit value at beginning of period	15.133	11.358	8.729	7.267	5.490
Accumulation unit value at end of period	20.814	15.133	11.358	8.729	7.267
Expenses to average net assets	1.62%	1.63%	1.67%	1.69%	1.71%
Net investment income to average net assets	(1.16%)	(0.90%)	(0.31%)	0.04%	0.13%
Portfolio turnover rate	103%	143%	139%	94%	67%
Number of accumulation units outstanding at end of period	342	475	530	566	586

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CONDENSED FINANCIAL INFORMATION (Continued)

Selected Per Unit Data and Ratios (information provided for the last five fiscal years has been audited):

Year Ended December 31,

SERIES Q (QUALIFIED)	2004	2003	2002	2001	2000
Investment income	$0.155	$0.093	$0.099	$0.094	$0.117
Expenses	0.192	0.172	0.180	0.226	0.374
Net investment income (loss)	(0.037)	(0.079)	(0.081)	0.132)	(0.257)
Net realized and unrealized gains (losses) on securities	0.760	2.272	(4.481)	(4.577)	(1.398)
Net increase (decrease) in accumulation unit value	0.723	2.193	(4.562)	4.709)	(1.655)
Accumulation unit value at beginning of period	11.488	9.295	13.857	18.567	20.221
Accumulation unit value at end of period	12.211	11.488	9.295	13.857	18.567
Expenses to average net assets	1.65%	1.67%	1.63%	1.55%	1.57%
Net investment income to average net assets	(0.31%)	(0.77%)	(0.73%)	0.90%)	1.08%)
Portfolio turnover rate	94%	83%	102%	79%	101%
Number of accumulation units outstanding at end of period	797	826	859	925	1187

SERIES Q (QUALIFIED)	1999	1998	1997	1996	1995
Investment income	$0.094	$0.116	$0.177	$0.153	$0.119
Expenses	0.277	0.202	0.159	0.133	0.096
Net investment income (loss)	(0.183)	(0.086)	(0.018)	0.020	0.023
Net realized and unrealized gains (losses) on securities	5.280	3.836	2.723	1.551	1.711
Net increase (decrease) in accumulation unit value	5.097	3.750	2.741	1.571	1.734
Accumulation unit value at beginning of period	15.124	11.374	8.633	7.062	5.328
Accumulation unit value at end of period	20.221	15.124	11.374	8.633	7.062
Expenses to average net assets	1.56%	1.57%	1.59%	1.57%	1.55%
Net investment income to average net assets	(1.03%)	(0.67%)	0.18%	0.24%	0.38%
Portfolio turnover rate	98%	143%	130%	78%	64%
Number of accumulation units outstanding at end of period	1385	1715	1887	2093	5491

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D ESCRIPTION OF THE COMPANY AND THE ACCUMULATION FUND

The Company, with an address of 18 Chestnut Street, Worcester, Massachusetts, is a stock insurance company organized under the laws of Massachusetts. Its principal business is the sale and administration of life and annuity insurance policies. The Company was organized on August 6, 1965. The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified open-end investment company under the 1940 Act.

Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity.

The Company is a wholly-owned subsidiary of The Paul Revere Life Insurance Company, a Massachusetts corporation. The Paul Revere Life Insurance Company is wholly-owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts 01608. Paul Revere is a holding company for its direct and indirect wholly owned subsidiaries of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, and other non-insurance affiliates. Paul Revere is a wholly owned subsidiary of UnumProvident Corporation, a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

Income, gains and losses, whether or not realized, resulting from assets allocated to the Accumulation Fund are, in accordance with applicable variable annuity contracts, credited to or charged against the Accumulation Fund without regard to other income gains or losses of the Company. For this purpose, each Series of the Accumulation Fund under Massachusetts law may not be charged with liabilities arising out of any other business of the Company to the extent they are set aside for variable annuity contracts. However, obligations arising under such contracts are the obligation of the Company.

The Accumulation Fund consists of two Series. Series Q is made up of qualified contracts which were afforded special tax treatment under the IRC. Series N is made up of all other contracts.

The Home Office and Agency retirement plans of The Paul Revere Life Insurance Company, 18 Chestnut Street, Worcester, Massachusetts 01608 held 6.29% of the outstanding units of the Accumulation Fund at December 31, 2002.

A. Investment Policies and Restrictions

The fundamental investment policies and restrictions of the Accumulation Fund (including Series Q and Series N) are enumerated in Items 1 and 4 through 10 below. They may not be changed without the approval of a majority in interest of contracts having a voting interest in the Accumulation Fund. A majority as used in this Prospectus, means (a) 67% or more of the voting interests of the contract owners present and entitled to vote if voting interests of over 50% are present or represented by proxy or (b) more than 50% of the voting interest in the Accumulation Fund, whichever is less. Items 2, 3 and 11 through 15 are not fundamental investment policies and may be changed by the Board of Managers.

1. The growth of capital is the primary investment objective of the Accumulation Fund. Assets of the Accumulation Fund, including any earned income and realized capital gains, shall be kept fully invested except for reasonable amounts held in cash to meet current expenses or normal contract payments and for reasonable amounts held for temporary periods pending investment in accordance with the investment policy.

2. Common stocks believed to have potential for growth will usually constitute a major portion of the Accumulation Fund portfolio but in keeping with the objective of growth of capital, the investments may be made from time to time in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase the portion of its assets invested in fixed income obligations and held in cash.

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3. Investments of the Accumulation Fund are controlled by provisions of Sections 132H, Chapter 175 of the General Laws of Massachusetts. In general, this releases the Accumulation Fund assets from investment restrictions applicable to life insurance company reserve investments, limits investments in securities of any one issuer to 10% of the value of the Accumulation Fund assets and requires common stock purchases to be listed or admitted to trading on a securities exchange located in the United States or Canada or to be traded in the over-the-counter securities market. Such section as may be amended from time to time will be followed.

The Accumulation Fund will not:

4. Acquire more than 5% of the voting securities of any one issuer.

5. Purchase the securities of an issuer, if, immediately after and as a result of such purchase, the value of its holdings in the securities of such issuer shall exceed 5% of the value of its total assets.

6. Invest more than 25% of the value of its assets in any one industry.

7. Engage in the purchase or sale of interests in real estate which are not readily marketable.

8. Borrow money except from banks as a temporary measure for extraordinary or emergency purposes and then not to exceed 5% of the value of its assets.

9. Engage in the purchase or sale of commodities or commodity contracts.

10. Act as an underwriter of securities of another issuer (except where the Accumulation Fund may be deemed to be a statutory underwriter in connection with the disposition of restricted securities).

11. Make purchases on margin, except such short-term credit as is necessary for clearance of transactions.

12. Make short sales of securities.

13. Invest for the purpose of exercising control or management.

14. Purchase securities of other investment companies except (i) of closed-end companies in the open market at customary brokerage commissions and then with an aggregate investment in such securities not exceeding 5% of the value of its assets and the total outstanding voting interest in any one such investment company not to exceed 3% or (ii) as a part of a merger or consolidation.

15. Invest in excess of 10% of the value of its assets in restricted securities.

As of the current year ended, the Accumulation Fund did not engage in the purchase or sale of interests in real estate, invest in repurchase agreements or non-negotiable time deposits maturing in more than seven days, or make loans of securities. The Accumulation Fund has never engaged in puts, calls or straddles and has no intention to do so at the present time.

A description of the Accumulation Fund’s policies and procedures with respect to the disclosure of the Accumulation Fund’s portfolio securities is available in the SAI, immediately following page 22.

The Board of Managers has elected not to adopt policies and procedures with respect to the frequent transfers of contract value among sub-accounts. Because contracts of the Accumulation Fund are no longer being offered and sold publicly and because the contracts do not offer sub-accounts, the frequent transfer of contract value among sub-accounts does not present a risk to contractowners, participants, annuitants, or beneficiaries. As a result, the Board of Managers has concluded that such policies and procedures are unnecessary.

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B. Principle Risk Factors

The Accumulation Fund invests in a diversified portfolio of common stocks. Common stocks are inherently volatile and their prices may decline substantially at times due to economic, competitive, regulatory, or other factors. In addition, the portfolio’s returns may differ materially from its benchmark, the Russell 1000 index, due to differences in industry weightings and specific stock weightings. The Accumulation Fund generally invests in mid- to-large capitalization growth stocks and this class of stocks may also perform materially differently from the Russell 1000 index for long periods of time due primarily to changes in forecasted relative earnings and interest rates.

M ANAGEMENT

The property and business of the Accumulation Fund are managed by a Board of Managers selected by the owners of the contracts to which variable accumulation units are credited. A majority of the Accumulation Funds five managers are not deemed to be “interested persons” of the Accumulation Fund or the Company as defined in the 1940 Act.

The Board of Managers has the following responsibilities and duties:

a) to select and approve annually an independent certified public accountant;

b) to execute and approve annually an agreement providing for sales and administrative services;

c) to execute and approve annually an agreement providing for investment advisory services;

d) to recommend any changes in the fundamental investment policies of the Accumulation Fund; and

e) to authorize all investments of the assets of the Accumulation Fund in accordance with the fundamental investment policies of the Accumulation Fund, and to submit semi- annual and annual reports to the contract owners.

The Paul Revere Variable Annuity Insurance Company serves as the investment adviser of the Company and its principal offices are located at 18 Chestnut Street, Worcester, Massachusetts, 01608. The Company is an indirect wholly owned subsidiary of UnumProvident Corporation which is a Delaware holding company. The Company services as an insurer and investment adviser to the Fund.

The Company pursuant to a written agreement currently acts as Investment Advisor and Administrative Manager of the Accumulation Fund and also assumes certain expenses and mortality and expense risks in connection with the variable annuity contracts. A discussion regarding the basis for the Board of Managers approving the Investment Advisory Agreement will be available in the Semi-Annual Report to Shareholders for the period ending June 30, 2005.

Pursuant to the Investment Advisory Agreement between the Accumulation Fund and the Company, the Company is authorized, and has employed, at its own expense, the services of an Investment Sub-Advisor. An Investment Sub-Advisory Agreement between the Company and MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., went into effect on August 16, 1984. MFSI is registered with the Securities and Exchange Commission as an investment advisor. Its principal offices are located at 500 Boylston Street, Boston, Massachusetts 02116. MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts. As of December 31, 2002, Massachusetts Financial Services Company (“MFS”) and its subsidiaries including MFSI, had over $112.5 billion in assets under management, which included over $13.1 billion in assets, managed by MFSI. Under the Sub-Advisory Agreement, MFSI will provide the Board of Managers with an investment program for their consideration and will execute the program approved by the Board.

This Sub-Advisory Agreement was approved by a majority of the members of the Board of Managers who were not interested persons of the Accumulation Fund, the Company or MFS. The continuation of both agreements was approved by a vote of the majority of the Board of Managers who were not interested persons and by a majority of the entire Board on February 19, 2004.

Both agreements shall continue in full force and effect unless terminated by the Board of Managers of the Accumulation Fund or by a vote of the majority in interest of the contracts, which termination may be accomplished without the payment of any penalty with not more than 60 days written notice. Both agreements shall (i)

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automatically terminate upon assignment by either party; (ii) continue in effect from year to year, after it has been in effect for two years, only if approved annually by a vote of a majority of the Board of Managers of the Accumulation Fund who are not parties to the agreements or not interested persons of any of the parties to the agreement.

The Paul Revere Variable Annuity Insurance Company is the investment adviser of the Company and its principal offices are located at 18 Chestnut Street, Worcester, Massachusetts, 01608. The Company is an indirect wholly owned subsidiary of UnumProvident Corporation which is a Delaware holding company. The Company serves as an insurer, and as an investment adviser to the Accumulation Fund.

D EDUCTIONS AND EXPENSES

A. Sales and Administrative Functions and Expenses

The Company acts as principal underwriter and performs detailed administrative functions relative to the variable annuity contracts offered by this Prospectus and the Accumulation Fund. The Company incurs distribution costs which exceed the sales charges received in the first contract year and finances these excess costs. This financing procedure results in no additional expenses to the Accumulation Fund.

As a consequence of an Asset Transfer and Acquisition Agreement entered into by Provident Companies, Inc., et. al. and American General Corporation, et. al., dated as of December 8, 1997, and the Separate Account Administrative Services Agreement entered into in June 1998. The Variable Annuity Life Insurance Company became the Administrator of the Accumulation Fund. The change in Administrator does not result in any changes in administrative or sales fees.

The total amounts received by the Company in connection with the sales and administrative functions in 2004, 2003, and 2002 were $0, $201 and $48, respectively.

1. Sales Charges

Sales charges deducted from purchase payments received are in accordance with the following:

(a) Flexible Purchase Payment Variable Annuity Contracts.

Purchase Sales Payments Charge

1st	$15,000	7.5%
Next	$10,000	6.0%
Next	$25,000	5.0%
Next	$50,000	4.0%
Over	$100,000	2.0%

(b) Single Payment Variable Annuity Contracts.

Purchase Sales Payments Charge

First	$25,000	6.0%
Next	$25,000	3.0%
Over	$50,000	1.5%

(c) Level Variable Annuity Contracts.

Sales charge equals 5% of each purchase payment.

(d) Group Variable Annuity Contracts.

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(i) For contracts with anticipated annual purchase payments under $50,000—5%.

(ii) For contracts with anticipated annual purchase payments of $50,000 or more—2% plus a charge of the lesser of $50 or 0.5% of amount withdrawn except payments upon the death of a participant.

(iii) No sales charge on an initial purchase payment of $250,000 if being transferred from another Section 403(b) plan. Funds in the hands of the Company or its parent, The Paul Revere Life Insurance Company, may be transferred without charge, once each year, into a variable annuity contract if the funds are already held in connection with a plan qualifying under Section 403(b) of the IRC.

2. Collection Fee

A collection fee for administrative expenses incurred in processing purchase payments in the amount of $1 is deducted from each purchase payment. This collection fee is not guaranteed and may be increased up to a maximum of $3 if necessary to reflect actual administrative expenses.

3. State Premium Taxes

The Company will, where such taxes are imposed by state law, make a deduction for premium taxes when incurred, which could be (i) at the annuity commencement date, (ii) when total surrender occurs or (iii) when premiums are paid. It is the Company’s practice to compute and deduct at the time of receipt of each purchase payment a charge for premium tax only upon that portion equal to the sales charges and collection fee delaying the charge on other amounts until the annuity commencement date. The Company gains no special benefit from its charge for premium taxes. The 0% to 3.5% premium tax rates vary by state and are subject to change by legislation, administrative interpretation or judicial acts.

B. Investment Advisory Fees

The Company, as the Investment Advisor and Administrative Manager of the Accumulation Fund, assesses a service charge as of each valuation, which, on an annual basis, equals 0.50% of the average daily net asset value of each Series of the Accumulation Fund.

MFSI, pursuant to an Investment Sub-Advisory Agreement with the Company, receives an advisory fee in an amount each month equal, on an annual basis, to 0.35% of the average daily net assets of the Accumulation Fund. This fee does not affect the charges made by the Company to the Accumulation Fund.

The advisory fee paid to the Company for the three years 2004, 2003 and 2002, amounted to $55,100, $51,628 and $58,425, respectively. The fees paid to MFSI by the Company in 2004, 2003 and 2002, were $38,510, $35,496 and $42,240, respectively.

C. Expense and Mortality and Expense Risk Assumptions

Although variable annuity payments will vary in accordance with investment performance of the Series of the Accumulation Fund in which the reserves are invested, the Company assures that the payments will not vary by reason of either increased life expectancy or increased expenses to amounts in excess of expense amounts provided for in the contract.

The Company, as the Sales and Administrative Manager of the Accumulation Fund, in return for a charge to the Accumulation Fund on each valuation in an amount which on an annual basis equals 1% of the average daily net asset value of the Accumulation Fund, assumes the risks that (i) annuitants may live longer than foreseen in the actuarial estimates of life expectancies; (ii) the aggregate purchase payments may exceed the redemption value as of the date of death of the annuitant (See Payments at Death, page 13); and (iii) charges by the Company for services and expenses as provided by the contract may not prove sufficient to cover the actual expenses. It is the opinion of the Company that an appropriate estimate of the division of the charge would attribute 0.55% to (i) and (ii) and 0.45% to expenses and (iii) but there has not been sufficient experience in this area to provide other than an

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estimate. If these charges prove insufficient the loss will fall on the Company. The charges for expense and mortality and expense risk assumed for the 3 years 2004, 2003 and 2002, amounted to $110,203, $103,256 and $116,851, respectively.

At the present time, the Company believes that there are no statutory or regulatory limitations on expenses that may be deducted from the Accumulation Fund but assures that all expense deductions (i.e., Company charges and direct expenses other than for taxes, such as charges for investment advisory service and expense and mortality and expense risk assumptions, audit expenses and fees and expenses of the Board of Managers) will not annually exceed 2% of the average daily net asset value of the Accumulation Fund.

D. Brokerage Expenses and Portfolio Turnover

MFSI in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments, as it is the Company’s policy to place orders with the primary objective of obtaining the most favorable price and execution. Consideration may be given in the allocation of business, however, to services provided by a broker, including the furnishing of statistical data and research, if the commissions charged are reasonable.

Under the Sub-Advisory Agreement and as permitted by Section 28 (e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker-dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount another broker-dealer would have charged for the transaction. This will be done if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker-dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients.

The advisory fee paid by the Company to MFSI will not be reduced as a consequence of MFSI’s receipt of brokerage and research services. To the extent that the Accumulation Fund’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Accumulation Fund will exceed those that might otherwise be paid by an amount which cannot be determined. Such services are useful and of value to MFSI in serving both the Accumulation Fund and other clients and conversely such service obtained by placement of brokerage business of other clients would be useful to MFSI in carrying out its obligations to the Accumulation Fund. While such services are not expected to reduce the expenses of MFSI, through the use of the services, MFSI avoids the additional expense which would be incurred if it should attempt to develop comparable information through its own staff.

Brokerage commissions paid in the years ended December 31, 2004, 2003 and 2002, amounted to $24,288, $24,508 and $32,423, respectively. Stated as a percentage of gross purchase payments received, brokerage commissions for 2004 were not meaningful and aggregated 210% and 84%, for periods 2003 and 2002. Brokerage commissions were paid to 77 brokers in 2004. In the years ended December 31, 2004, 2003, and 2002 the aggregate rates of portfolio turnover were 94%, 83% and 102%, respectively. The 2004 and 2003 portfolio turnover rate was greater than 100% due to volatile market conditions and active trading by portfolio managers.

G ENERAL DESCRIPTION OF VARIABLE ANNUITY CONTRACTS

A. Types of Contracts

The Company is registered with the Securities and Exchange Commission as a broker dealer and is a member of the National Association of Securities Dealers, Inc. The variable annuity contracts will be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts.

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There are 4 types of variable annuity contracts offered by this Prospectus. They are:

1. Flexible Purchase Payment Variable Annuity Contract.

The Flexible Contract provides for purchase payments to be made in the amounts and at such times as the contract owner desires with certain contract limits and limits provided for by the IRC when contracts are issued in connection with plans qualifying for special tax treatment.

2. Single Payment Variable Annuity Contract.

The Single Contract provides for additional payments after the first only at the option of the Company.

3. Individual “Level Charge” Variable Annuity Contract.

The Level Contract is designed to be issued to an individual qualifying for tax deferred treatment under Section 403(b) of the IRC.

4. Group Variable Annuity Contract.

The Group Contract is issued as a master group contract to an employer in connection with a plan qualifying under Section 403(b) of the IRC. Each participant employee is issued a certificate evidencing his interest in the Accumulation Fund which at all times is fully vested.

All Contracts except Group provide for accumulation of values within the general assets of the Company as well as the Accumulation Fund.

The Company reserves the right to reject any application. If an initial purchase payment cannot be credited within 5 business days of receipt by the Company it will be returned to the payor immediately unless the applicant consents to its being held for a longer period. Initial purchase payments accompanied by properly completed applications will be credited no later than 2 business days following receipt.

Any inquiries concerning these Contracts can be made at the principal offices of the Company, 18 Chestnut Street, Worcester, Massachusetts 01608.

B. Purchase Payment Provisions

Purchase payments are payable to the Company at its Home Office. In the case of Flexible Contracts each purchase payment must be at least $50 except when paid by pre-authorized check plan or under a payroll deduction plan when the minimum purchase payment is $25. In the case of Level Contracts, the minimum purchase payment is $25. Purchase payments for Group Contracts must aggregate a minimum of $300 annually with respect to each participant. The minimum initial purchase payment under a Single Contract is $2,500. Subsequent payments may be made only with the consent of the Company.

Under Flexible Contracts the maximum purchase payment is $2,500 except where a larger purchase payment is being made on a regular basis. In such case the maximum purchase payment that can be made in any contract year without the consent of the Company is an amount 3 times the amount paid in the first contract year.

Purchase payments for Level and Group Contracts must be made monthly or such other frequency agreed to by the Company.

Under all contracts and certificates (in the case of Group Contracts) the purchase payment, net of sales charge, deductions for applicable premium tax charge and collection fee or contract charge (in the case of Single Contracts) will be credited to the contract (or certificate) as accumulation units. The number of accumulation units to be credited will be determined by dividing the net purchase payment by the value of an accumulation unit next determined after receipt of the purchase payment (or the issue of the contract or certificate in the case of an initial purchase payment.)

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C. Accumulation Units

Accumulation units are a measure of the value of the contract before the annuity commencement date. Accumulation units are credited separately for variable and fixed accumulations. The number of accumulation units credited is equal to the net purchase payment applied divided by the value of the accumulation unit next determined following the receipt of the purchase payment by the Company at its Home Office (or the issue of the contract or certificate). The number of accumulation units credited is not changed by any subsequent variation in the value of an accumulation unit. The value of variable accumulation units will vary from valuation to valuation reflecting the investment experience of the Accumulation Fund.

The value of a variable accumulation unit for each Series is determined as of a valuation date by dividing (a) the net asset value of that Series of the Accumulation Fund by (b) the number of accumulation units within that Series. Changes in the value of a Series of the Accumulation Fund depend on investment experience, such as, realized and unrealized capital gains and losses on portfolio securities and upon net income from such securities.

D. Net Asset Value

The net asset value of a Series of the Accumulation Fund is determined each business day of the Company as of the close of the New York Stock Exchange and on such other business days when there is sufficient activity in the portfolio securities of the Series to affect the value thereof by adding the cash held plus the value of securities plus other assets and subtracting any liabilities or obligations chargeable to the Series. Securities are valued at the closing price for such securities traded on organized exchanges and at the last bid price for non-traded securities and securities not traded on an organized exchange. Other assets including restricted securities are valued at fair value as determined in good faith by or under the direction of the Board of Managers. Obligations chargeable are (i) incurred expenses for audit (ii) fees and expenses of the Board of Managers and (iii) charges made by the Company for expenses and mortality and expense risk assumed and investment management and advisory services in an amount which on an annual basis is not to exceed 2.0% of the average daily net asset value of the Series of the Accumulation Fund.

Events or circumstances affecting the value of Accumulation Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Annuity Units is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Accumulation Fund’s calculation of net asset value when the Company or MFSI deems that the particular event or circumstance would materially affect the net asset value of a Series of the Accumulation Fund. Such events or circumstances may be company specific, such as an earnings report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board of Managers believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that fair value may differ materially from the value realized on a sale. This policy is intended to assure that the net asset value of a Series of the Accumulation Fund fairly reflects security values as of the time of pricing.

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E. Annuity Unit

1. Value of Variable Annuity Unit

The value of a variable annuity unit as of any valuation date is determined by multiplying the value of the preceding annuity unit value by a factor to neutralize the assumed net investment rate (3 1/2% or 5% per annum as selected by the contract owner and included in the annuity tables used to determine the first payment) and further multiplied by the ratio of the value of a variable accumulation unit as of the current valuation to the value of a variable accumulation unit of the preceding valuation. The number of variable annuity units determining annuity payments remains constant once the number has been determined. Generally, the election of the 5% net investment rate will produce higher initial annuity payments but such payments will rise more slowly or fall more rapidly than annuity payments based on 3 1/2% assumed net investment rate under conditions of similar investment performance.

2. Amount of Monthly Annuity Payments

The number of annuity units determining each monthly annuity payment is equal to (a) the value applied to provide the annuity payment (less any applicable premium tax); multiplied by (b) the applicable annuity purchase rates; and divided by (c) the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described herein.

Each monthly annuity payment will be equal to the number of annuity units as determined above, multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payment is due, but in no event as of a time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees that the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions. (see Expense and Mortality and Expense Risk Assumptions, page 10).

F. Payments to Annuitants

1. Annuity Settlement Options

Under the variable annuity contracts offered by this Prospectus, the contract owner or participant in a group contract may elect to have the annuitant receive variable annuity benefit payments in accordance with one or more of the options described below under each of which payments will be made from the Accumulation Fund. If no option is selected, Option I with 120 monthly payments guaranteed will be assumed to have been elected.

Option I—Variable Life Annuity with 120 or 240 monthly payments guaranteed. A variable annuity payable monthly during the lifetime of the annuitant ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death with a guarantee if, at the death of the annuitant, payments have been made for less than 120 months or 240 months, as selected, variable annuity payments will be continued to the beneficiary during the remainder of the guaranteed period.

Option II—Unit Refund Variable Life Annuity. A variable annuity payable for a period certain and after that during the lifetime of the annuitant. The number of period certain payments is equal to the amount applied under the option divided by the amount of the first annuity payment, provided however, that the final period certain payment shall be multiplied by that part of the answer to the above calculation which is not a whole number.

Option III—Joint and Survivor Variable Life Annuity. A variable annuity payable monthly during the joint lifetime of the primary annuitant and a secondary annuitant and continuing during the lifetime of the survivor. Since there is no minimum number of payments guaranteed it would be possible under this option for only one monthly annuity payment to be made, if the annuitant and the secondary annuitant both die prior to the due date of the second payment; or only two if they both died before the third, etc.

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Option IV—Variable Life Annuity. A variable annuity payable monthly during the lifetime of the annuitant and ceasing with the last monthly payment due immediately preceding or coincident with the annuitant’s death. Since there is no minimum number of payments guaranteed, it would be possible under this option for only one monthly payment to be made if the annuitant dies prior to the due date of the second payment; or only two if death were before the third, etc.

Additional annuity options as may be agreed to by the Company are available.

2. Fixed Annuity Options

In lieu of any options payable from the Accumulation Fund, the contract owner or participant may, on 30 days written notice of the Company prior to the annuity commencement date, specify that all or part of the value of the contract, less any applicable premium taxes not previously charged for, may be applied to provide a fixed annuity. The annuity purchase rates will be determined from either the rate table set forth in the contract or the Company’s published rate tables applicable on the day the first monthly payment falls due, whichever is more favorable to the annuitant. A fixed annuity is payable from the Company’s general assets and does not participate in the investment experience of the Accumulation Fund.

3. Provisions Affecting Annuity Benefit Payments

If the initial monthly annuity payment would be less than $25, payments shall be made at less frequent intervals or the values of the participant’s interest shall be distributed in a lump sum as selected by the contract owner or participant.

G. Payments at Death

If an annuitant dies prior to the annuity commencement date, the redemption value of the contract will be payable to the beneficiary named in the contract. If the redemption value as of the valuation following the date of death is less than the total amount of purchase payments made adjusted for partial withdrawals or redemptions, the Company will also pay a death benefit from its general assets equal to the difference between the adjusted purchase payments and the redemption value.

At the death of the annuitant after the annuity has commenced, if no other provision for settlement is applicable, the amount payable, if any, will be determined as of the valuation following the date of election, which may be made within 60 days of the date of death by the beneficiary and paid in one sum to the beneficiary on receipt of acceptable proof of death by the Company at its Home Office. The beneficiary may, within 60 days following such death, elect in lieu of a lump sum payment to receive annuity payments subject to the provisions of the contract as to minimum amounts and time of election in accordance with Option I or IV or elect to have the amount payable, if any, remain in the Accumulation Fund to the credit of the beneficiary. Payment options in lieu of lump sum payment shall not be available to any estate, fiduciary, corporation, partnership or association without the consent of the Company.

A beneficiary entitled to receive payments not based on life contingencies may elect a single sum payment equal to the value of the contract.

H. Early or Deferred Commencement Dates

The contract provides for monthly annuity benefit payments beginning on a selected annuity commencement date. However, upon written request to the Company, the contract owner or participant may change this date by electing a prior annuity commencement date or, with the Company’s consent, a later annuity commencement date.

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I. Redemption

The redemption value of any contract on any date prior to the annuity commencement date is the product of the number of accumulation units credited to the contract multiplied by the value of an accumulation unit as the valuation next following receipt of the written request for redemption at the Home Office of the Company. The contract owner or participant may redeem his contract in whole or in part at any time prior to the annuity commencement date for an amount not exceeding its redemption value provided that the value of the contract following any partial redemption shall at least equal the minimum initial payment required to purchase such contract. The Company reserves the right to require the surrender of the variable annuity contract upon its termination.

Payment for any redemption will be made within 7 days following receipt of the request at the Home Office of the Company. The right of redemption may be suspended or the date of payment postponed (a) for any period (i) during which the New York Stock Exchange is “closed” for other than weekends or holidays or (ii) during which trading on the New York Stock Exchange is restricted; (b) for any period during which an emergency exists as a result of which (i) disposal of securities of the Accumulation Fund is not reasonably practical or (ii) it is not reasonably practical for the Accumulation Fund to clearly determine the value of its net assets; or (c) for such other period as the Securities and Exchange Commission by order permits for the protection of the contract owners.

J. Voting Rights

Individual Contract owners and participants in Group Contracts described in this Prospectus (whether prior to or after the annuity commencement date) will be entitled to vote at meetings of the Accumulation Fund with respect to: (i) any change in fundamental investment or other policies of the Accumulation Fund requiring approval of interests therein; (ii) approval of the Investment Advisory Agreement; (iii) election of members of the Board of Managers of the Accumulation Fund; (iv) ratification of an independent certified public accountant for the Accumulation Fund; and (v) any other business which may properly come before the meeting.

The number of votes to which a contract owner or participant is entitled is equal to the number of variable accumulation units credited to his contract or certificate as of an evaluation not earlier than 120 days nor later than 30 days prior to the meeting as selected by the Board of Managers. Persons with a voting interest will be given written notice of the meeting and of the number of votes to which such person is entitled. Voting may be in person or by proxy. The Home Office and Agency retirement plans of the Paul Revere Life Insurance Company held a voting interest of 43% of the total vote as of December 31, 1999.

K. Miscellaneous Provisions

1. Ownership Rights and Limitations

During the lifetime of the annuitant, the contract owner or participant may, subject to the rights of any designated irrevocable beneficiary or any assignee, exercise any rights and enjoy any privileges granted by the contract including the right to designate, change or revoke any beneficiary nomination and to designate a new contract owner. Any change of beneficiary or ownership or assignment of the contract or of any benefit under it shall not be binding upon the Company unless filed at its Home Office.

The Company may rely upon the correctness of information, notice and other material furnished it by the contract owner or participant including any determination of classification of any party thereto. The contract owner shall in no event be considered an agent of the Company for any purposes under these contracts.

To the extent permitted by law, no annuitant, contingent annuitant, beneficiary or participant shall have the right to assign, alienate, encumber, anticipate or commute any benefit or payment under the contract and no payment shall be subject by attachment or otherwise to claims of creditors of any contract owner, participant, annuitant, a secondary annuitant or beneficiary.

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2. Transfer and Exchange Privileges

Once each calendar year a contract owner (except under a Group Contract) may direct the Company to transfer all or a portion of a variable accumulation value to the general assets of the Company to provide fixed accumulation value, or all or a portion of any fixed accumulation to the variable accumulation value of the contract. The transfer will be made without charge to the contract owner and will be effected at current value at the valuation next following the receipt of the request in the Home Office of the Company. The privileges of exchange and transfer may be discontinued or modified at any time by the Company.

3. Splitting Units

The Company reserves the right to split the value of an accumulation unit, an annuity unit, or both, if such action is deemed to be in the best interest of the contract owner, annuitant and the Company. In effecting any split of unit value, strict equity will be preserved and the split will have no material effect on the benefits, provisions, or investment return of the contract owner, participant, annuitant, beneficiary or to the Company. A split may be effected to either increase or decrease the number of units.

4. Adjustments

The contract owners, participants, annuitants, contingent annuitants and beneficiaries are required to furnish all information and evidence which the Company may reasonably require in order to administer the contract. If the age, sex or other relevant facts with respect to any participant, annuitant, contingent or beneficiary are misstated, the amount of any benefit payable shall be payable on the basis of correct information. Any underpayment by the Company will be paid in full with the next payment due following the determination of the true facts and any overpayment may be deducted with interest at the rate of 5% per annum for any amounts payable thereafter or charged to the person overpaid or his representative. The Company may require proof of age before making any annuity payments and reserves the right to require evidence satisfactory to it that the annuitant is living on the date on which any annuity payment is due.

5. Experience Credits—Group Contracts

Experience credits may be allowed on Group Contracts as of any contract anniversary in accordance with the experience credit plan of the Company in force at the time. Any experience credits allowed will be credited or applied in accordance with plan provisions. In no event will experience credits reduce the number of accumulation units credited to the contract or any participant in the Accumulation Fund. The granting of experience credits is at the sole discretion and expense of the Company and it is not obligated to grant such credits. Experience credits will not be available under Individual Contracts.

For each of the last three fiscal years ended December 31, 2004, no experience credits have been granted.

6. Modification of Group Contracts

The Group Contract may be modified in any respect by written agreement between the contract owner and the Company so long as such modification does not reduce or take away accumulation value credited to a participant or any annuity previously provided under the contract. No such modification by the Company will modify the annuity purchase rates with respect to any accumulation value credited to the contract unless the modification is for the purpose of conforming the contract to requirements of the IRC.

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PRIOR CONTRACTS

A. Flexible Payment Contracts Issued Prior to June 1, 1977

The following contract provisions shall remain in effect for contracts issued prior to June 1, 1977 and shall not apply to contracts issued after that date.

The charge for sales and administration is based upon the aggregate amount of all purchase payments made under the contract, including payments then being made, in accordance with the following:

	Purchase Payments	Total Charges	Sales Charges	Administrative Charges
First	$5,000	8.0%	5.5%	2.5%
Next	$5,000	7.5%	5.0%	2.5%
Next	$5,000	7.0%	4.5%	2.5%
Next	$5,000	6.5%	4.0%	2.5%
Next	$5,000	6.0%	3.5%	2.5%*
Next	$25,000	5.0%	2.5%	2.5%*
Next	$50,000	4.0%	1.5%	2.5%*
Over	$100,000	2.0%	1.25%	0.75%*

*	Maximum administrative charge deducted from one purchase payment is $500.

Total purchase payments in force under Individual Flexible Purchase Payment Annuity Contracts issued by the Insurance Company and owned by contract owner, his spouse or his children under age 21 years are combined for the purpose of determining the aggregate amount of purchase payments.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

B. Group Contracts Issued Prior to June 1, 1977

The following provisions shall remain in effect for all Group Contracts issued prior to June 1, 1977 and shall not apply to such contracts after that date.

The charge for sales and administration will be 6% of each purchase payment, 3.5% representing the sales charge and 2.5% the administration charge.

A participant may request transfer of the accumulation value credited to any other Group Contract issued by the Company under which the participant also qualifies as a participant or to an Individual Contract issued by the Company, in either case without charge.

Contracts issued prior to June 1, 1977 shall not be subject to the $1 collection fee assessed against each purchase payment.

C. Group Deposit Administration Variable Annuity Contracts

Prior to 1984, the Company issued Group Deposit Administration Variable Annuity Contracts which were issued as master group contracts to employers or trustees to cover all present and future participants under a plan. The basic features of these contracts were substantially the same as those outlined for contracts in this Prospectus.

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Certain of these contracts remain in force and purchase payments are continuing to be received in connection therewith. Such contracts issued between June 1, 1980 and January 1, 1984 were subject to a sales charge based on the aggregate amount of all purchase payments made under the contract including the payment then being made in accordance with the following table.

	Purchase Payments	Sales Charges
First	$15,000	5.0%
Next	$10,000	3.5%
Next	$25,000	2.5%
Over	$50,000	2.0%

Contracts issued between June 1, 1977 and June 1, 1980 were subject to one of two sets of sales charges. Those contracts where the Insurance Company provided service functions including but not limited to assistance in initial establishment of employee benefit plan, plan design, employee booklet preparation, actual evaluation, tax reporting and individual recordkeeping were subject to the following sales charges:

	Purchase Payments	Sales Charges
First	$15,000	7.5%
Next	$10,000	6.0%
Next	$25,000	5.0%
Next	$50,000	4.0%
Over	$100,000	2.0%

Contracts to which the Company provided no service functions were subject to the same sales charges as applied to contracts issued between June 1, 1980 and January 1, 1984.

Contracts issued prior to June 1, 1977 were, and continue to be, subject to sales charges as shown below except where the sales charges of the later contracts are more favorable to the contract owner. In such cases the more favorable sales charge is made.

	Purchase Payments	Total Charges	Sales Charges	Administrative Charges
First	$5,000	8.0%	5.5%	2.5%
Next	$5,000	7.5%	5.0%	2.5%
Next	$5,000	7.0%	4.5%	2.5%
Next	$5,000	6.5%	4.0%	2.5%
Next	$5,000	6.0%*	3.5%	2.5%*
Next	$25,000	5.0%*	2.5%	2.5%*
Next	$50,000	4.0%*	1.5%	2.5%*
Over	$100,000	2.0%*	1.25%	0.75%*

*	The maximum administrative charge deducted from one purchase payment is $500.

Only contracts issued after June 1, 1977 are subject to a collection fee, which is currently $1. (see Collection Fee, page 12)

The Company reserves the right to modify these contracts in any respect on the 10th or subsequent contract anniversary including the right to increase sales and administrative charges or annuity purchase rates as to payments received subsequent to such modification.

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FIXED ACCUMULATION

Individual Variable Annuity Contracts described in this Prospectus have a fixed accumulation provision which if selected by the contract owner permits an accumulation at a fixed current rate of interest. This rate is set from time to time for a specific period. The interest rate credited will never be less than 3 1/2%. Accumulations under the fixed accumulation provision of these annuity contracts become part of the general assets of the Company which support insurance and obligations generally. Because of exemptive and exclusionary provisions, interest in the general assets have not been registered under the Securities Act of 1933 (“1933 Act”) nor are the general assets of the Company registered as an investment company under the 1940 Act. Accordingly neither the general assets nor any assets therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosure regarding the fixed portion of the annuity contracts and the general assets, however, may be subject to certain generally applicable provisions of Federal Securities Law related to the accuracy and completeness of the statements made in prospectuses.

FEDERAL TAX STATUS

Introduction

The variable annuity contracts described in this Prospectus are designed for use in connection with retirement plans that may or may not be qualified plans under Section 401, 403, and 408 of the IRC. The ultimate effect of federal income tax on variable accumulation value, on the annuity payments, and on the economic benefit to the owner, participant, annuitant, payee or the beneficiary depends on the Company’s tax status, upon the type of retirement plan for which the contract was purchased and upon the tax and employment status of the individual concerned. The discussion contained herein is general in nature, is based upon the Company’s understanding of current federal income tax law (including recently enacted amendments), and is not intended as tax advice. Any person concerned with these tax implications should consult a competent tax advisor.

Taxation of Annuities in General

Section 72 of the IRC governs taxation of annuities in general. No taxes are imposed on increases in value of the variable annuity contract until distribution occurs as either annuity payments under an annuity option elected or in the form of a cash withdrawal or lump sum payment prior to the annuity commencement date, except where the variable annuity contract is owned by a person who is not a natural person (e.g. corporation). In such cases, the income of the contract is treated as ordinary income received or accrued by the owner during that taxable year (see IRC (S)72 (u)(l)). Section 72 of the IRC has been amended by the Tax Equity and Fiscal Responsibility Act of 1982 (“TEFRA”), the Tax Reform Act of 1984 (“The 1984 Act”), the Tax Reform Act of 1986 (“TRA-86”), and more recently the Technical and Miscellaneous Revenue Act of 1988 (“TAMRA”), the Omnibus Budget Reconciliation Act of 1989 (“OBRA”) and the Revenue Recognition Act of 1990. The following discussion of annuity taxation applies only to contributions and attributable earnings made to contracts after August 13, 1982 as affected by TEFRA, the 1984 Act, TRA-86, TAMRA, OBRA and the Revenue Recognition Act of 1990. If an owner or participant has made contributions before August 14, 1982 to another annuity contract and exchanges that contract for a variable annuity contract offered by this Prospectus, then different tax treatment may apply to contributions (and attributable earnings) made before August 14, 1982.

In the case of a non-qualified variable annuity contract (Flexible or Single) a partial cash withdrawal (i.e., a withdrawal of less than the entire value of the contract) or if the annuity contract is assigned or pledged as collateral for a loan, the amount of the loan or withdrawal will be treated as taxable income until all amounts in excess of cost basis are accounted for. In the case of a qualified contract, the portion of the distribution which bears the same ratio to the total distribution as the investment in the contract bears to the total value of the accrued benefit as of the date of the distribution, is excludable from gross income. In the case of most qualified contracts, however, the cost basis of the employee beneficiary will be zero and distributions prior to the annuity commencement date will therefore be taxable in full. The taxable portion of a withdrawal or lump sum payment prior to the annuity commencement date is subject to taxes as ordinary income. In case of payments after the annuity commencement date under an annuity option, a portion of each payment, generally, is taxable as ordinary income. The taxable portion is determined by applying to each payment an “exclusion ratio” which is the ratio the cost basis in the contract bears to the expected return on the contract. The amount in excess of the “exclusion amount” is taxable. If the owner recovers his entire cost basis during the term of annuity payments, then the “exclusion ratio” will no longer apply and the whole

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annuity payment will be taxable. In the case of Flexible and Single Contracts issued on a non- qualified basis, taxable cash withdrawals and lump sum payments will be subject to a 10% penalty except when made under certain circumstances. This 10% penalty also affects certain annuity payments.

This penalty will not apply to distributions which are: (a) made to an owner after the owner reaches 59 1/2; (b) made to a beneficiary or the estate of an annuitant upon death of the annuitant; (c) attributable to owners becoming disabled so as to be unable to engage in any substantial gainful occupation or activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or to be of long, continuing and indefinite duration; (d) allocable to purchase payments made before August 14, 1982; (e) made from a qualified pension plan; (f) one in a series of substantially equal periodic payments made for the life of the annuitant or the joint lives of that annuitant and his beneficiary; (g) distributions under an immediate variable annuity contract; or (h) which is purchased by an employer upon termination of a qualified plan and held by the employer until such time as the employee separates from service.

In addition, contracts will not be treated as annuity contracts for purposes of section 72 unless the contract provides (a) that if the contract owner dies on or after the annuity starting date but prior to the time before the entire interest in the contract has been distributed the remaining portion of the interest must be distributed at least as rapidly as under the method of distribution in effect at the time of the contract owners death; and (b) if the contract owner dies prior to the annuity commencement date the entire interest must be (i) distributed within five years after the death of the owner or (ii) distributed as annuity payment over the life of a designated beneficiary (or over a period that does not extend beyond the life expectancy of a designated beneficiary) and such distribution begins within one year of the contract owner’s death. However, the contract may be continued in the name of the spouse of the contract owner.

The Company believes that the contracts described in this prospectus meet these requirements.

Withholding for federal income taxes on some distributions may be required unless the recipient elects not to have such amounts withheld and properly notifies the Company of that election.

Qualified Plans

The variable annuity contracts may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and terms and conditions of the plan itself. Purchasers of variable annuity contracts for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the contracts.

A. Section 403(b) Plans

Under Section 403(b) of the IRC payments made by public school systems and certain tax exempt organizations to purchase annuity contracts for their employees are excludable from the gross income of the employee subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

B. Individual Retirement Annuities

Sections 219 and 408 of the IRC permit individuals or their employers to contribute to an individual retirement program known as “Individual Retirement Annuity” or “IRA”. IRA’s are subject to limitations on the amount which may be contributed and the time when distributions may commence. In addition, distribution from certain other types of qualified plans may be placed into an IRA on a tax deferred basis.

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C. Corporate Pension and Profit Sharing Plans

Sections 401(a) and 403(a) of the IRC permit corporate employers to establish various types of plans for employees. Such retirement plans may permit the purchase of a variable annuity contract to provide benefits under the plans.

D. H.R.-10 Plans

The Self-Employed Individual Tax Retirement Act of 1962 as amended, commonly referred to as “H.R.-10” permits self-employed individuals to establish tax qualified plans for themselves and their employees. These plans are limited by law to maximum permissible contribution, distribution dates and non-forfeitability of interest. In order to establish such a plan, a plan document, usually in the form approved in advance by the Internal Revenue Service, is adopted and implemented by the employer.

CHANGES IN OPERATION OF THE SEPARATE ACCOUNT

The Company reserves the right, subject to compliance with applicable law, (1) to operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law, (2) to deregister the Separate Account under the 1940 Act in accordance with the requirements of the 1940 Act and (3) to substitute the shares of any other registered investment company for the Fund shares held by the Separate Account, in the event that Fund shares are unavailable for Separate Account investment, or if the Company shall determine that further investment in such fund shares is inappropriate in view of the purpose of the Separate Account. In no event will the changes described above be made without notice to contract owners in accordance with the 1940 Act.

The company reserves the right, subject to compliance with applicable law, to change the name of the Separate Account.

L EGAL PROCEEDINGS

There are no material legal proceedings pending to which the Company or the Accumulation Fund is a party or of which property of either of them is subject.

LEGAL OPINION

Legal matters relating to Federal securities laws applicable to the contracts as well as all matters relating to Federal income tax laws and the insurance laws of Massachusetts and other states in which contracts have been offered, have been passed upon by Susan N. Roth, Vice President and Secretary of The Paul Revere Variable Annuity Insurance Company.

EXPERTS

The financial statements of The Paul Revere Variable Annuity Contract Accumulation Fund for each of the two years ended December 31, 2004 and 2003 and of The Paul Revere Variable Annuity Insurance Company for each of the two years ended December 31, 2004 and 2003, appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

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THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

S TATEMENT OF ADDITIONAL INFORMATION

PART B

This Statement of Additional Information should be used to supplement information provided by the May 2, 2005, 3Prospectus, which describes Variable Annuity Contracts (“Contracts”) offered by The Paul Revere Variable Annuity Insurance Company (“Company” or “PRV”).

This Statement of Additional Information is not a Prospectus. Please read the Prospectus carefully before purchasing any of the contracts offered by the Company. The Statement of Additional Information should be read with the Prospectus. The Prospectus sets forth information about the contracts and the Paul Revere Variable Annuity Contract Accumulation Fund (“Accumulation Fund” or “Fund”) that a prospective investor ought to know before investing. The Prospectus may be obtained, without charge, upon written or oral request by calling Linda Daughetee at (800) 718-8824, or sending a written request to UnumProvident Corporation, c/o Susan Roth, 1 Fountain Square, Chattanooga, Tennessee, 37402. Please refer to the Table of Contents for a cross-reference index to the Prospectus.

The date of this Statement of Additional Information is May 2, 2005.

The date of the Prospectus is May 2, 2005.

T ABLE OF CONTENTS

WHERE THIS INFORMATION

CAN BE FOUND IN THE

PROSPECTUS

G E NERAL INFORMATION AND HISTORY OF

THE COMPANY AND THE

ACCUMULATION FUND

The Company serves as insurer and principal underwriter, and as investment advisor to The Accumulation Fund. The Company was organized on August 6, 1965 under Massachusetts General Laws and is a stock life insurance company, wholly-owned by The Paul Revere Life Insurance Company (“PRL”), a Massachusetts corporation. Each has its principal office at 18 Chestnut Street, Worcester, Massachusetts. The Paul Revere Life Insurance Company is wholly- owned by The Paul Revere Corporation (“Paul Revere”), a Massachusetts corporation with its principal office at 18 Chestnut Street, Worcester, Massachusetts. Paul Revere is comprised of The Paul Revere Life Insurance Company, The Paul Revere Variable Annuity Insurance Company, The Paul Revere Protective Life Insurance Company and other non-insurance affiliates. Paul Revere is a wholly-owned subsidiary of UnumProvident Corporation (“UnumProvident”). UnumProvident is a Delaware corporation with its principal office at 1 Fountain Square, Chattanooga, Tennessee 37402.

The Accumulation Fund was organized on December 22, 1965 and is registered as a diversified, open-end investment company under the Investment Company Act of 1940 (“1940 Act”). The Accumulation Fund is the separate account through which the Company sets aside separate and apart from its general assets, assets attributable to variable annuity contracts. Under Massachusetts law, regulation of the Company by the Insurance Commissioner of Massachusetts includes regulation of its Accumulation Fund which is not a separately incorporated entity. The Company is subject to the laws of Massachusetts governing life insurance through the regulation of the Massachusetts Commissioner of Insurance (“the Commissioner”). An Annual Statement in prescribed form is filed with the Commissioner on or before March 1 of each year covering the operations of the Company for the preceding year and its financial condition as of December 31 of such year. Its books and assets are subject to review and examination by the Commissioner or his agent at all times. A full examination of its operations is conducted by the Commissioner at least once every 3 years. In addition, the Company is subject to insurance laws and regulations of other states where it is licensed to operate.

The Company is taxed as a life insurance company under Sub-Chapter L of the Internal Revenue Code. Although the operations of the Accumulation Fund are accounted for separately from other operations of the Company for purposes of federal taxation, the Accumulation Fund is not separately taxed as a regulated investment company or otherwise as a taxable entity separate from the Company. Under existing federal income tax laws, the income (consisting primarily of interest, dividends and net capital gains) of the Accumulation Fund, to the extent that it is applied to increase reserves under variable annuity contracts, is not taxable to the Company.

The Rules and Regulations of the Accumulation Fund provide for a five- member Board of Managers, members being elected at annual meetings for 3-year terms. A majority of the Board of Managers will not be “interested persons” as defined in Section 2(a) of the 1940 Act.

Investment custodial services are provided through an agreement between the Company and J.P. Morgan Chase Manhattan Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. The Accumulation Fund’s independent certified public accountant is Ernst & Young LLP, Republic Centre, Suite 1500, 633 Chestnut Street, Chattanooga, Tennessee 37450.

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the contracts and the Accumulation Fund discussed in the Prospectus. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus. Statements contained in the Prospectus concerning the content of the contract and legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

The laws and regulations of the states in which the Company is licensed contain various requirements as to the amounts of stockholder’s equity which the Company is required to maintain. The Company’s statutory capital and surplus of $121,175,000 and $126,702,000, as of December 31, 2004 and 2003, respectively, is in compliance with the requirements of all such states. The Company is subject to various state insurance regulatory restrictions that limit the maximum amounts of dividends available for payment without prior approval. Under current law, during

2005, approximately $12,117500 will be available for payment of dividends by the Company without state insurance regulatory approval. Dividends in excess of this amount may only be paid with regulatory approval. Statutory net income for 2004, 2003 and 2002, was $8,711,000, $8,170,000 and $9,633,000, respectively. The Company declared and paid dividends to its parent, PRL of $12,000,000 in 2004, $13,000,000 in 2003 and $10,000,000 in 2002.

I N VESTMENT OBJECTIVES AND POLICIES

The primary investment objective of both Series of the Accumulation Fund is growth of capital. The assets of the Accumulation Fund will usually be invested in common stocks believed to have potential for growth but may, from time to time, be invested in other securities. When deemed necessary for defensive purposes, the Accumulation Fund may substantially increase that portion of its assets invested in fixed income obligations and held in cash. As the contracts are subject to the risks associated with common stock investments and changing economic conditions, there can be no assurance that the investment objective will be attained. Please refer to the Prospectus for a description of all fundamental and non-fundamental investment policies.

Fundamental investment policies may not be changed without the approval of a majority in interest of the owners of annuity contracts to which variable accumulation units are credited. A majority in interest of the owners of variable annuity contracts means the vote of (a) 67% or more of the vote of the contract owners present and entitled to vote at the meeting, if contract owners who hold with the power to vote over 50% of the variable accumulation units outstanding are present or represented by proxy; or (b) more than 50% of the variable accumulation units outstanding, whichever is less. Non-fundamental investment policies may be changed by a vote of the Board of Managers.

On December 31, 2004, the Accumulation Fund did not own any restricted securities. If the Accumulation Fund buys restricted securities in the future, the Board of Managers will be required to value such securities in good faith in determining the net asset value of the Accumulation Fund. If the Accumulation Fund sells such securities, it may be deemed an “Underwriter” (as such term is defined in the Securities Act of 1933 and the Rules and Regulations promulgated by the Securities and Exchange Commission thereon) with respect thereto, and registration of such securities under the Securities Act may be required. The Accumulation Fund will endeavor to have the issuer or some other person agree to bear the expenses of such registration but if there is no agreement, the Accumulation Fund might have to bear such expenses which could be substantial. Where registration is required a considerable period may elapse between the time when the decision may be made to sell securities and the time the Accumulation Fund may be permitted to sell under an effective registration statement. During such period, if adverse market conditions develop, the Accumulation Fund may not be able to obtain as favorable a price as that prevailing at the time the decision to sell is made.

The Company has at various times deemed it necessary for defensive purposes to substantially increase the portion of the Fund’s assets in unsecured short-term notes, normally maturing within two weeks of the date of purchase. It is the Fund’s policy to limit purchases in corporate short-term notes to notes rated “Prime-I” by Moody’s Investors Services. The percentage of the Fund’s net assets held in short-term notes at December 31, 2004, 2003, and 2002 and amounted to 0.0%, 0.9% and 3.9%, respectively. MFS Institutional Advisors, Inc. (“MFSI”), formerly MFS Asset Management, Inc., in its capacity as sub-advisor selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers. The aggregate portfolio turnover rates for the years 2004, 2003, and 2002 were 94%, 83% and 102%, respectively.

The Accumulation Fund does not disclose its portfolio securities to any person, other than in public filings in which portfolio securities are required to be disclosed.

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MA N AGEMENT

A . BOARD OF MANAGERS OF THE ACCUMULATION FUND

INFORMATION CONCERNING MEMBERS OF THE BOARD OF MANAGERS

(1) Name, Address and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominiee for Director	(6) Other Directorships Held by Director or Nominee For Director
H.C. Goodwin (70) 1 Fountain Square Chattanooga, TN 37402	Member	2004-2007 3 years of service	President of Manufacturers Service Center, Inc.	2	None

Gordon T. Miller (82) 1 Fountain Square Chattanooga, TN 37402	Vice Chairman	2004-2007 36 years of service	Retired; Former VP and Director of Barry Wright Corporation	2	None

Joan Sadowsky (75) 1 Fountain Square Chattanooga, TN 37402	Member	2003-2006 19 years of service	Retired; Former VP of Atlas Distributing Corporation	2	None

*	The members of the Board of Managers listed below are “interested persons” of the Accumulation Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

(1) Name, Address and Age	(2) Position(s) Held with the Separate Account	(3) Term of Office and Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Separate Account Overseen by Director or Nominiee for Director	(6) Other Directorships Held by Director or Nominee For Director
David G. Fussell * (57) 1 Fountain Square Chattanooga, TN 37402	Member	2003-2006 10 years of service	SVP of UnumProvident Corporation	2	None

Donald E. Boggs (59) 1 Fountain Square Chattanooga, TN 37402	Chairman	2004-2007 7 years of service	Retired, Former SVP of UnumProvident Corporation	2	None

*	Officers of PRV, (the investment advisor, underwriter and sponsoring insurance company) and other subsidiaries within the UnumProvident Corporation holding company system.

*	None of the members of the Board of Managers who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940 owns beneficially or of record securities of PRV or any of its affiliates.

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B. DIRECTORS AND OFFICERS OF THE COMPANY.

Name and Principal Business Address	Positions and Offices with Insurance Company	Positions and Offices with The Accumulation Fund
Thomas R. Watjen 1 Fountain Square Chattanooga, TN 37402	President and Chief Executive Officer, Director	Not Applicable

F. Dean Copeland 1 Fountain Square Chattanooga, TN 37402	Senior Executive Vice President, General Counsel and Chief Administrative Officer, Director	Not Applicable

Kevin P. McCarthy 2211 Congress Street Portland, ME 04122	Executive Vice President, Underwriting, Director	Not Applicable

Robert C. Greving 1 Fountain Square Chattanooga, TN 37402	Executive Vice President and Chief Financial Officer, Director	Not Applicable

Robert O. Best 1 Fountain Square Chattanooga, TN 37402	Executive Vice President, Customer Loyalty Services and Chief Information Officer, Director	Not Applicable

Roger C. Edgren 1 Fountain Square Chattanooga, TN 37402	Executive Vice President, Field Sales	Not Applicable

Peter C. Madeja 440 E. Swedesford Road, Suite 1000 Wayne, PA 19087	Executive Vice President, Benefits Center	Not Applicable

David G. Fussell 1 Fountain Square Chattanooga, TN 37402	Senior Vice President, Investments	Member, Board of Managers

Donald E. Boggs 1 Fountain Square Chattanooga, TN 37402	Retired Senior Vice President and Deputy Risk Manager	Chairman, Board of Managers

Joseph R. Foley 2211 Congress Street Portland, ME 04122	Senior Vice President, Market Development and Communications	Not Applicable

John J. Iwanicki 1 Fountain Square Chattanooga, TN 37402	Vice President and Treasurer	Not Applicable

Susan N. Roth 1 Fountain Square Chattanooga, TN 37402	Vice President, Corporate Secretary and Assistant General Counsel	Secretary, Board of Managers and Chief Compliance Officer

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C. Remuneration of the Board of Managers

UnumProvident Corporation is responsible for payment of fees and expenses of the members of the Board of Managers as well as expenses for audit of the Accumulation Fund. All other expenses or services relative to the operation of the Accumulation Fund are paid for by the Company for which it deducts certain amounts from purchase payments and from the Accumulation Fund (see Prospectus, page 14). Members of the Board of Managers who are also active or retired officers, directors or employees of the Company do not receive any fees from the Accumulation Fund. These members are deemed to be interested persons and receive direct remuneration or an indirect benefit as active or retired officers and/or stockholders of the Company. The total aggregate remuneration paid by the Accumulation Fund to all members of the Board of Managers for the fiscal year ended December 31, 2002 was $5,400.00. This amount represents consideration paid for attendance at meetings of the Board of Managers. Reimbursement for expenses incurred may also be made if and when applicable.

COMPENSATION TABLE

(1) Name of Person, Position	(2) Aggregate Compensation From Registrant	(3) Pension or Retirement Benefits Accrued As Part of Fund Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation From Registrant and Fund Complex Paid to Directors
H.C. Goodwin, Member	$2,400	$0	$0	$2,400
Gordon T. Miller, Vice Chairman	$2,400	$0	$0	$2,400
Joan Sadowsky, Member	$2,400	$0	$0	$2,400
David G. Fussell, Member	$0	$0	$0	$0
Donald E. Boggs, Chairman	$0	$0	$0	$0

5

DIRECTOR’S OWNERSHIP OF REGISTRANT’S SECURITIES

(1) Name of Director	(2) Dollar Range of Equity Securities in the Registrant	(3) Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies
David G. Fussell	None	None
Donald E. Boggs	None	None
H.C. Goodwin	None	None
Gordon T. Miller	None	None
Joan Sadowsky	None	None

D. Election of the Board of Managers

Under Article III of the Rules and Regulations of the Accumulation Fund, members of the Board of Managers are elected at the annual meeting to serve for the term of three years, following those whose terms are then expiring, provided that when terms of more than two members of the Board expire in the same year, the term of members to be elected shall be adjusted in such a manner that terms of at least one but not more than two members shall expire in each of the next three years.

Under the terms of the 1940 Act, the Accumulation Fund must have a Board of Managers, not more than sixty-percent of the members of which are deemed to be “interested persons” of the Accumulation Fund or its Investment Advisor/Principal Underwriter as defined in the 1940 Act. Members of the Board of Managers Ms. Sadowsky, Mr. Miller and Mr. Short are not deemed to be “interested persons” as defined in the 1940 Act. Mr. Boggs and Mr. Reid each are deemed to be an “interested person” by virtue of his status as an active or retired officer and/or director of the Investment Advisor.

E. Audit Committee of the Board of Managers

The Accumulation Fund does not have audit, nominating or compensation committees.

F. Approval of Investment Advisory Agreement by the Board of Managers

In determining to approve the most recent annual extension of the Investment Advisory Agreement and the Sub-Advisory Agreement (collectively, the “Investment Advisory Agreements”), the Board of Managers considered (1) the reasonableness of the compensation payable to the Company and MFSI under the Investment Advisory Agreements; (2) the performance records of the Company and MFSI; (3) the nature and quality of the services expected to be provided by the Company and MFSI with respect to the Accumulation Fund: (4) the historical investment management reputation of the Company and MFSI, and the qualifications and experience of the investment management personnel of the Company and MFSI; and (5) the disciplinary history of the Company and MFSI.

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G. Code of Ethics

The Accumulation Fund, the Company, and MFSI have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Accumulation Fund, subject to certain restrictions.

These codes of ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The codes of ethics are also available on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

I N VESTMENT ADVISORY AND OTHER SERVICES

The Company currently serves as investment adviser to the Accumulation Fund pursuant to an Investment Advisory Agreement, which was approved by contract owners on August 8, 1996. The agreement must be renewed each year by a majority of the Accumulation Fund’s Board of Managers who are not parties to the agreement or not interested persons of any part to the agreement.

Under the agreement, the Company agrees to provide “investment advisory services” to the Accumulation Fund. In that connection, it is required specifically to provide the Board of Managers continuously with an investment program for its approval or rejection and, if rejected, to submit another program for consideration.

Pursuant to the agreement, the Company is responsible for all duties related to the investment, reinvestment and safekeeping of the assets of the Accumulation Fund and for all expenses attributable to performing its investment advisory services, including costs of compensating officers and employees of the Company connected with providing investment advisory services to the Fund.

In connection with the Company’s obligations under the agreement, the Company bears the cost of all services and expenses attributable to the maintenance and operation of the Accumulation Fund (other than costs relating to the administration and distribution of the variable annuity contracts, which are provided for in the current Sales and Administration Agreement for the Accumulation Fund). These costs include, among other things: fees paid to MFSI pursuant to the Investment Sub-Advisory Agreement between the Company and MFSI as described below; fees required by federal and state securities regulatory authorities and the National Association of Securities Dealers, Inc.; costs of maintaining the books and records of the Fund; outside legal, accounting, actuarial and other professional costs; costs of determining the net asset value of each series of the Accumulation Fund; and other out-of-pocket expenses relating to the Fund, including salaries, rent, postage, telephone, travel, office equipment and stationery. All brokerage commissions and other fees relating to purchases and sales of investments for the Accumulation Fund are paid out of the assets of the Fund.

For its advisory services to the Fund under the agreement, the Company charges an amount which equals, on an annual basis, 0.50% of the average daily net asset value of each Series of the Fund. This charge is paid semi-monthly by the Fund. At December 31, 2004, the net asset values for each series of the Fund were $11.78 (Series N) and $12.21 (Series Q). For the fiscal years ended December 31, 2004, 2003 and 2002, the Company received fees under the agreement aggregating $55,100, $51,628 and $58,425, respectively.

S ales and Administrative Services Agreement

The Company also acts as principal underwriter and performs administrative functions pursuant to a Sales and Administrative Services Agreement between the Company and the Accumulation Fund dated February 19, 1970 and re-executed on February 16, 1989.

7

Under the agreement, the Company acts as principal underwriter and performs administrative functions relative to variable annuity contracts, receiving as compensation the sales and administration charge deducted from purchase payments as described in the Prospectus. The total sales and administration charges received by the Company in 2004, 2003, and 2002, were $0, $201 and $48, respectively.

The Company also received $110,203, $103,256 and $116,851, from the Accumulation Fund during 2004, 2003, and 2002 respectively, as its charge for assuming the mortality and expense risks under its variable annuity contracts, this representing a charge on each valuation date of an amount which, on an annual basis, equals 1% of the average daily net asset value of the Accumulation Fund as permitted under the Sales and Administrative Services Agreement. At the present time the Company believes there are no statutory or regulatory limitations on the expenses that may be deducted from the Accumulation Fund, but the Company assures that all expense deductions, other than for taxes, will not exceed 2% annually based upon the average daily net asset value of the Accumulation Fund.

The average daily net asset value of the Accumulation Fund means the sum of the net asset value of the appropriate Series of the Accumulation Fund respectively computed on each valuation during the period divided by the number of valuations.

Custodian

Investment custodial services are provided through an agreement between the Company and JPMorgan Chase Bank, 3 Chase MetroTech Center, 6th Floor, Brooklyn, New York 11245. Under the agreement, JP Morgan Chase Bank’s responsibilities include safeguarding and controlling the Accumulation Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Accumulation Fund’s investments.

Independent Public Accountants

The Accumulation Fund’s independent certified public accountant is Ernst & Young LLP, Republic Centre, Suite 1500, 633 Chestnut Street, Chattanooga, Tennessee 37450. Ernst & Young conducts the annual audits of the Accumulation Fund’s financial statements.

I NVESTMENT SUB-ADVISORY AGREEMENT

Under the Investment Advisory Agreement between the Accumulation Fund and Company, the Company is specifically authorized to employ one or more sub-advisors in connection with the services to be performed and obligations to be assumed by the Company. Pursuant thereto, the Company entered into an Investment Sub-Advisory Agreement (“Sub-Agreement”) with Massachusetts Financial Services Company (“MFS”) which was approved by a majority of contract owners on August 16, 1984. In 1996, this relationship was taken over by MFSI, a wholly-owned subsidiary of MFS. The Sub-Agreement is subject to the same terms for approval, renewal and termination as the Agreement itself.

Under the Sub-Agreement, MFSI, subject to the supervision of the Company and the Board of Managers, is responsible for all aspects of day-to-day management of the investments of the Accumulation Fund. Among other things, it is required to (i) perform research and evaluate pertinent data; (ii) provide the Board with an investment program for the Fund for its approval; (iii) make investment decisions and carry them out by placing orders for the execution of portfolio transactions consistent with the investment policies of the Fund as set forth in its current Prospectus; (iv) report to the Board of Managers at least quarterly with respect to the implementation of the approved investment plan; (v) transmit to the Company information necessary for the Company to perform its responsibilities with respect to the Fund; (vi) create and maintain brokerage records as required by law; and (vii) provide the office space, material and personnel necessary to fulfill its obligations under the Sub- Agreement and to pay all expenses incurred by it in connection with its activities. However, MFSI is not required to perform services or bear expenses related to the maintenance and operation of the Fund. (These expenses are properly assumed by the Company pursuant to the Agreement.)

8

For the services MFSI furnishes to the Company and the Accumulation Fund as sub-advisor, the Sub-Agreement provides that the Company will pay MFSI each month an amount which, on an annual basis, will equal 0.35% of the average daily net assets of each Series of the Fund. In 2004, 2003 and 2002, respectively, the Company paid MFSI a total of $38,510, $35,496 and $42,240, as provided for under the Sub-Agreement. These payments did not affect the amount of the advisory fees to be paid to the Company by the Accumulation Fund under the Agreement.

MFSI, formerly MFS Asset Management, Inc. is a Delaware corporation with its principal offices at 500 Boylston Street, Boston, Massachusetts 02116. MFSI, together with its parent corporation, Massachusetts Financial Services Company and its predecessor organizations, have a history of money management dating from 1924. MFSI is a wholly-owned subsidiary of MFS.

MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is ultimately a subsidiary of Sun Life Assurance Company of Canada, 150 King Street West, Toronto, Canada M5H 1J9.

As of December 31, 2004, MFS and its subsidiaries had over $146.2 billion in assets under management, which included over $19.4 billion managed by MFSI.

MFSI serves as investment advisor to substantial private and institutional accounts. MFS serves as investment advisor to certain mutual fund and insurance company separate accounts.

The following list shows the names and addresses and principal occupations of all directors and principal officers of MFSI.

Name and Address	Principal Occupation
*Carol W. Geremia	President
Jeffrey N. Carp	Secretary
Paul T. Kirwan	Treasurer
Mitchell C. Freestone	Assistant Secretary
Brian T. Hourihan	Assistant Secretary
Thomas B. Hastings	Assistant Treasurer

*	Address is: 500 Boylston Street Boston, Massachusetts, 02116.

PROXY VOTING POLICIES AND PROCEDURES

The Accumulation Fund has delegated the authority to vote proxies to the Company and has authorized the Company to delegate proxy voting authority to MFSI. MFSI’s Proxy Voting Policy and Procedures are attached to this Statement of Additional Information as Appendix A (the “Proxy Voting Policy”).

Information regarding how the Accumulation Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling collect (423) 294-8913 and on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP AND CONTROL

As of the Record Date, the members of the Board of Managers of the Fund and the directors and principal officers of PRV, as a group, through their ownership of individual variable annuity contracts, owned beneficially and of record no Units.

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The following Contract owners beneficially owned more than 5% of the units in the Separate Account as of the record date, April 1, 2005:

Name	Address	Number of Units Beneficially Owned	Percent
Paul Revere Employee Pension Plan	2211 Congress Street Portland, ME 04122	452,340.197	65.99%

Guenther E. Herpfer	60 Tupelo Road Swampscott, MA 02159	38,512.550	5.62%

PORTFOLIO MANAGERS

The Fund is managed by a team of portfolio managers comprised of Stephen Pesek and S. Irfan Ali, each a Senior Vice President of MFS, and Gregory Locraft and Margaret W. Adams, each a Vice President of MFS. Mr. Pesek has been a portfolio manager of the fund since 1999 and has been employed in the investment management area of MFS since 1994. Mr. Ali has been a portfolio manager of the Fund since 2003 and has been employed in the investment management area of MFS since 1993. Mr. Locraft has been a portfolio manager of the Fund since 2005 and has been employed in the investment management area of MFS since 1998. Ms. Adams has been a portfolio manager of the Fund since 2003 and has been employed in the investment management area of MFS since 2000.

B ROKERAGE ALLOCATION

MFSI, a sub-advisor to the Company, selects the securities for purchase and sale by the Accumulation Fund. Changes in the Accumulation Fund’s investments are reviewed by the Board of Managers.

The Company has no set formula for the distribution of brokerage business in connection with the placing of orders for the purchase and sale of investments. The primary consideration in placing portfolio security transactions with broker/dealers is execution at the most favorable prices and in the most effective manner possible.

MFSI attempts to achieve this result by selecting broker/dealers to execute portfolio transactions on behalf of the Accumulation Fund and its other clients on the basis of their professional capability, the value and quality of the brokerage services and the level of their brokerage commissions. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but prices include a dealer’s markup or markdown), MFSI normally seeks to deal directly with the primary market makers, unless in its opinion, best execution is available elsewhere. In the case of such securities purchased from underwriters, the cost of such securities generally included a fixed underwriting commission or concession. From time to time soliciting dealer fees may be available to MFSI on the tender of Accumulation Fund portfolio securities in so-called Tender or Exchange Offers. Such soliciting dealer fees will be, in effect, recaptured for the Accumulation Fund by MFSI to the extent possible. At present no other recapture agreements are in effect. Brokerage business is not allocated based on the sale of variable annuity contracts.

Under the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, MFSI may cause the Accumulation Fund to pay a broker/dealer who provides brokerage and research services to the Accumulation Fund and to MFSI, an amount of commission for effecting a securities transaction for the Accumulation Fund in excess of the amount other broker/dealers would have charged for the transaction, if MFSI determines in good faith that the greater commission is reasonable in relation to the value of the brokerage research services provided by the executing broker/dealer viewed in terms of either a particular transaction or MFSI’s overall responsibility to the Accumulation Fund or to its other clients. Not all such services are useful or of value in advising the Accumulation Fund.

The term “broker and research services” includes advice as to the value of the securities, the advisability of investing in, purchasing or selling securities and the availability of securities or of purchasers or sellers of securities.

It also includes furnishing analysis reports and reports concerning issues, industries, securities, economic factors, trends, portfolio strategies, performance of accounts, as well as effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

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Although commissions paid on every transaction will, in the judgment of MFSI, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker/dealer might charge may be paid to broker/dealers who were selected to execute transactions on behalf of the Accumulation Fund and MFSI’s other clients.

This could occur, in part, when a broker/dealer provides advice as to the availability of securities or purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Broker/dealers may be willing to furnish statistical research and other factual information or services (“research”) to MFSI for no consideration other than brokerage and underwriting commissions. Securities may be bought or sold through such broker/dealers but, at present, unless otherwise directed by the Accumulation Fund, a commission higher than one charged, will not be paid to such a firm solely because it provided such “research” to MFSI.

MFSI’s investment management personnel attempt to evaluate the quality of “research” provided by brokers. Results of this effort are sometimes used by MFSI as a consideration in selection of brokers to execute portfolio transactions. However, MFSI is unable to quantify the amount of commission which was paid as a result of such “research” because a substantial number of transactions were effected through brokers who provide “research” but were selected principally because of their execution capabilities.

In certain instances, there may be securities which are suitable for the Accumulation Fund’s portfolio as well as that of one or more of the other clients of MFSI. Investment decisions for the Accumulation Fund and for MFSI’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by or bought or sold for other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are unavoidable because several clients have similar investment objectives. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized in some cases this system could have a detrimental effect on the price or volume of the securities as far as the Accumulation Fund is concerned. In other cases, it is believed that the Accumulation Fund’s ability to participate in volume transactions will produce better transaction results for the Accumulation Fund.

Brokerage commissions paid in the years ended December 31, 2004, 2003, and 2002 amounted to $24,288, $24,508 and $32,423, respectively. Brokerage commissions were paid to 77 brokers in 2004. No brokerage commission was paid to any broker who was or is an affiliated person of the Company, the Accumulation Fund or MFSI.

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P U RCHASE AND PRICING OF SECURITIES BEING OFFERED

The contracts offered by the Prospectus will only be sold by registered representatives of the Company who are also licensed with the State Insurance Department for the sale of such contracts. Purchase payments are due and payable by the contract owner at the Home Office at a time required by either the contract or any other basis mutually agreeable by the contract owner and the Company. The contract owner is to furnish any information that may be required by the Company as reasonably necessary for the proper crediting of the purchase payment.

Please refer to the Prospectus for a description of each contract offered by the Prospectus (Prospectus, page 12) and the amount of any sales charge and collection fee assessed against any purchase payment (Prospectus, page 12).

The balance of a purchase payment, after deduction of the sales charge, any applicable premium tax charge and the collection fee will be applied to provide accumulation units to the credit of the contract. Variable accumulation units will be credited on the basis of the value of a variable accumulation unit as of the valuation date next following its receipt of the purchase payment by the Company at its Home Office.

The Flexible Purchase Payment Variable Annuity Contract (“Flexible”) provides for an annuity to begin at some future date with voluntary purchase payments in addition to the initial purchase payment being permitted at the discretion of the Company, but with certain limits on the exercise of such discretion where the contract qualifies for special tax treatment under the Internal Revenue Code.

The Single Payment Variable Annuity Contract (“Single”) provides for a purchase of the contract in one sum at the time the contract is issued and for an annuity subsequent to the issue date of the contract.

Both contracts permit accumulation on a full variable, fully fixed or combined variable and fixed basis.

The Individual “Level Charge” Variable Annuity Contract (“Level”) is designed primarily to be issued to an individual who desires to fund a retirement plan involving a reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code. This contract permits accumulation on a fully variable, fully fixed or combined variable and fixed basis.

The Group Variable Annuity Contract (“Group”) is designed primarily to be issued as a master group contract to an employer to fund a plan involving reduction of salary which qualifies for tax-deferred treatment under the Internal Revenue Code, or plans involving allocation of accumulation values to participants. A participant has at all times a fully vested interest in the value of his certificate. This contract provides for variable accumulation only.

Please refer to the Prospectus for a detailed explanation as to how the accumulation unit is valued (Prospectus, page 14).

NOTE: Contracts are no longer being offered or sold to the public.

U NDERWRITERS

The Company is the principal underwriter for contracts offered by the Prospectus. The contracts offered by the Prospectus are available at any time during the year covered by the Prospectus. The Company did not receive any underwriting commissions for the sale of these contracts. Contracts are no longer being offered and sold to the public.

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A N NUITY PAYMENTS

The number of annuity units determining each monthly annuity payment is equal to the value applied to annuity payments less any applicable premium tax multiplied by the applicable annuity purchase rates and divided by the annuity unit value when the number is being determined. The number of annuity units will remain fixed unless the units are split as described in the Prospectus (Prospectus, page 13).

Each monthly annuity payment will be equal to the number of annuity units as determined above multiplied by the value of an annuity unit determined in the daily valuation two weeks preceding the date on which payments are due but in no event as of the time preceding the effective date of the contract. The amount of each variable annuity payment will vary from month to month depending on the investment experience of the appropriate Series of the Accumulation Fund but the Company guarantees the amount of each payment will not be affected by variations in mortality experience among annuitants or by expenses incurred in excess of expense assumptions (see Prospectus, page 15).

ILLUSTRATION OF VARIABLE ANNUITY PAYMENT CALCULATION

Value applied to provide an annuity:	$47,750
Multiplied by annuity purchase rate (from tables):	$6.40 per $1,000
Equals tabular annuity amount:	$305.60
Divided by annuity unit value on the valuation when the number of annuity units is determined:	$0.522602
Equals number of annuity units determining each monthly annuity payment:	584.766
Multiplied by annuity unit value for valuation two weeks preceding date annuity benefit payable:	$0.533.170
Equals annuity payment for month in dollars:	$311.78

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APPENDIX A

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

September 17, 2003

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS’ other investment adviser subsidiaries (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below, with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies included within the MFS Family of Funds (the “MFS Funds”).

These policies and procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the guiding principle that all votes made by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, which are set forth below, that govern how MFS generally plans to vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion to vote these items in accordance with this guiding principle. These underlying guidelines are simply that – guidelines. Each proxy item is considered on a case-by-case basis, in light of all relevant facts and circumstances, and there may be instances in which MFS may vote proxies in a manner different from these guidelines.

As a general matter, MFS maintains a consistent voting position with respect to similar proxy proposals made by various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to the different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients.

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From time to time, MFS receives comments on these guidelines and regarding particular voting issues from its clients. Those comments are reviewed and considered periodically, and these guidelines are reviewed each year with MFS Equity Research Department management, the MFS Proxy Review Group and the MFS Proxy Consultant and are revised as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. MFS shall be mindful of any and all potential material conflicts of interest that could arise in the voting of these proxies, shall identify, analyze, document and report on any such potential conflicts, and shall ultimately vote these proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting on all potential conflicts of interest.

2.	MFS’ Policy on Specific Issues

Non-Salary Compensation Programs

Managements have become increasingly creative and generous with compensation programs involving common stock. The original stock option plans, which called for the optionee to pay the money to exercise the option, are now embellished with no risk benefits such as stock appreciation rights, the use of unexercised options to “buy” stock, and restricted stock at bargain prices.

Stock option plans are supposed to reward results rather than tenure, so the use of restricted stock at bargain prices is not favored. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold.

MFS votes against option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of restricted stock at deep discounts to fair market value. MFS generally votes against stock option plans that involve stock appreciation rights or the use of unexercised options to “buy” stock.

MFS opposes plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.

MFS votes in favor of stock option plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option plans for employees. Stock option plans that include options for consultants and other third parties not involved in the management of the company generally are opposed by MFS.

‘Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of any severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain percentage of such officer’s annual compensation. When put to a vote, MFS votes against very large golden parachutes.

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Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including a possible takeover and any proposal that protects management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to board classification and super-majority requirements.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

Dilution

There are many reasons for issuance of stock and most are legitimate. As noted above under “Non-Salary Compensation Programs”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Independence of Board of Directors and Committees Thereof

While MFS acknowledges the potential benefits of a company’s inclusion of directors who are “independent” from management, MFS generally opposes shareholder proposals that would require that a majority (or a “super-majority”) of a company’s board be comprised of “independent” directors. Such proposals could inappropriately reduce a company’s ability to engage in certain types of transactions, could result in the exclusion of talented directors who are not deemed “independent”, or could result in the unnecessary addition of additional “independent” directors to a company’s board. However, in view of the special role and responsibilities of various committees of a board of directors, MFS supports proposals that would require that the Audit, Nominating and Compensation Committees be comprised entirely of directors who are deemed “independent” of the company.

Independent Auditors

Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm. Some proposals would prohibit the provision of any non-audit services (unless approved in advance by the full board) whereas other proposals would cap non-audit fees so that such fees do not exceed a certain percentage of the audit fees. MFS supports such shareholder proposals that would cap non-audit fees at an amount deemed to be not excessive.

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Best Practices Standards

Best practices standards are rapidly evolving in the corporate governance areas as a result of recent corporate failures, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these changes. However, many issuers are not publicly registered, are not subject to these enhanced listing standards or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that — within the circumstances of the environment within which the issuers operate – the proposal is consistent with the best long-term economic interests of our clients.

Foreign Issuers – Share Blocking

In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with potentially long block periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS generally will not vote those proxies in the absence of an unusual, significant vote. Conversely, for companies domiciled in countries with very short block periods, MFS generally will continue to cast votes in accordance with these policies and procedures.

Social Issues

There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (e.g., environmental standards) or to report on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

The laws of various states may regulate how the interests of certain clients subject to those laws are voted. For example, the General Laws of The Commonwealth of Massachusetts prohibit the investment of state funds, including retirement system assets, in the following types of investments: (i) financial institutions which directly or through any subsidiary have outstanding loans to any individual or corporation engaged in manufacturing, distribution or sale of firearms, munitions, rubber or plastic bullets, tear gas, armored vehicles or military aircraft for use or deployment in any activity in Northern Ireland; or (ii) any stocks, securities or obligations of any company so engaged.

Because of these statutory restrictions, it is necessary when voting proxies for securities held in Massachusetts public pension accounts to support the purpose of this legislation. Thus, on issues relating to these or similar state law questions, it may be necessary to cast ballots differently for these portfolios than MFS might normally do for other accounts.

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B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Review Group

The administration of these policies and procedures is overseen by the MFS Proxy Review Group, which includes senior MFS Legal Department officers and MFS’ Proxy Consultant. The MFS Proxy Review Group:

a.	Reviews these policies and procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these guidelines and (ii) votes not clearly governed by these guidelines; and

c.	Considers special proxy issues as they may arise from time to time.

The current MFS Proxy Consultant is an independent proxy consultant who performs these services exclusively for MFS.

2.	Potential Conflicts of Interest

The MFS Proxy Review Group is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS’ clients. Any attempt to influence MFS’ voting on a particular proxy matter should be reported to the MFS Proxy Review Group. The MFS Proxy Consultant will assist the MFS Proxy Review Group in carrying out these responsibilities.

In cases where proxies are voted in accordance with these policies and guidelines, no conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these policies and guidelines, or (ii) matters presented for vote are not clearly governed by these policies and guidelines, the MFS Proxy Review Group and the MFS Proxy Consultant will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Review Group;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Review Group will carefully evaluate the proposed votes in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Review Group will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests.

The MFS Proxy Review Group is responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated as necessary, but no less frequently than quarterly.

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3.	Gathering Proxies

Nearly all proxies received by MFS originate at Automatic Data Processing Corp. (“ADP”). ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s custodian or, less commonly, to the client itself. Each client’s custodian is responsible for forwarding all proxy solicitation materials to MFS (except in the case of certain institutional clients for which MFS does not vote proxies). This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, and proxy statements, the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote processing and recordkeeping functions for MFS’ Fund and institutional client accounts. The Proxy Administrator does not make recommendations to MFS as to how to vote any particular item. The Proxy Administrator receives proxy statements and proxy cards directly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders’ meetings of over 10,000 corporations are available on-line to certain MFS employees, the MFS Proxy Consultant and the MFS Proxy Review Group and most proxies can be voted electronically. In addition to receiving the hard copies of materials relating to meetings of shareholders of issuers whose securities are held by the Funds and/or clients, the ballots and proxy statements can be printed from the Proxy Administrator’s system and forwarded for review.

4.	Analyzing Proxies

After input into the Proxy Administrator system, proxies which are deemed to be completely routine (e.g., those involving only uncontested elections of directors, appointments of auditors, and/or employee stock purchase plans)1 are automatically voted in favor by the Proxy Administrator without being sent to either the MFS Proxy Consultant or the MFS Proxy Review Group for further review. Proxies that pertain only to merger and acquisition proposals are forwarded initially to an appropriate MFS portfolio manager or research analyst for his or her recommendation. All proxies that are reviewed by either the MFS Proxy Consultant or a portfolio manager or analyst are then forwarded with the corresponding recommendation to the MFS Proxy Review Group.2

Recommendations with respect to voting on non-routine issues are generally made by the MFS Proxy Consultant in accordance with the policies summarized under “Voting Guidelines,” and all other relevant materials. His or her recommendation as to how each proxy proposal should be voted is indicated on copies of proxy cards, including his or her rationale on significant items. These cards are then forwarded to the MFS Proxy Review Group.

As a general matter, portfolio managers and investment analysts are consulted and involved in developing MFS’ substantive proxy voting guidelines, but have little or no involvement in or knowledge of proxy proposals or voting positions taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize or remove the potential that proxy solicitors, issuers, and third parties might attempt to exert influence on the vote or might create a conflict of interest that is not in what MFS believes to be the best long-term economic interests of our clients. In limited, specific instances (e.g., mergers), the MFS Proxy Consultant or the MFS Proxy Review Group may consult with or seek recommendations from portfolio managers or analysts. The MFS Proxy Review Group would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the guiding principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be examined, explained and reported in accordance with the procedures set forth in these policies.

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5.	Voting Proxies

After the proxy card copies are reviewed, they are voted electronically through the Proxy Administrator’s system. In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Consultant and the MFS Proxy Review Group, and makes available on-line various other types of information so that the MFS Proxy Review Group and the MFS Proxy Consultant may monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Consultant to monitor the proxy voting process. As noted above, when proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator’s system. Additionally, through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client’s custodian, the Proxy Administrator calls the custodian requesting that the materials be forward immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these policies and procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for a period of six years. Proxy solicitation materials, including electronic versions of the proxy cards completed by the MFS Proxy Consultant and the MFS Proxy Review Group, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Consultant and the MFS Proxy Review Group. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, the dates when proxies were received and returned, and the votes on each company’s proxy issues, are retained for six years.

E.	REPORTS

MFS Funds

Periodically, MFS will report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a listing of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

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All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

[1]	Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, there is an expanded list of items that are deemed routine (and therefore automatically voted in favor) for foreign issuers, including the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) the discharge of management and supervisory boards; and (v) approval of share repurchase programs.

[2]	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group will determine the vote in what MFS believes to be the best long-term economic interests of its clients

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AUDITED FINANCIAL STATEMENTS

The Paul Revere Variable Annuity Contract Accumulation Fund

Years Ended December 31, 2004 and 2003

The Paul Revere Variable Annuity Contract Accumulation Fund

Audited Financial Statements

December 31, 2004

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Owners of Variable Annuity Contracts of The Paul Revere

Variable Annuity Insurance Company and the Board of

Managers of The Paul Revere Variable Annuity Contract

Accumulation Fund of The Paul Revere Variable Annuity

Insurance Company

We have audited the accompanying statements of assets and liabilities of The Paul Revere Variable Annuity Contract Accumulation Fund (comprising the Qualified and Non-Qualified Portfolios) as of December 31, 2004 and 2003, including the schedule of investments as of December 31, 2004, and the related statements of operations and changes in net assets for each of the three years in the period ended December 31, 2004, and the supplementary information for each of the ten years in the period then ended. These financial statements and supplementary information are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and supplementary information based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and supplementary information, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 and 2003, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary information referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Contract Accumulation Fund at December 31, 2004 and 2003, the results of its operations and the changes in its net assets for each of the three years in the period ended December 31, 2004, and the supplementary information for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Chattanooga, Tennessee

February 9, 2005

1

Statements of Assets and Liabilities

	December 31,
	2004 Series Q (Qualified)	2003 Series Q (Qualified)	2004 Series N (Non-Qualified)	2003 Series N (Non-Qualified)
ASSETS
Investments in securities at market value (Cost: Series Q 2004-$8,741,724; 2003-$8,741,721) (Cost: Series N 2004-$1,429,760; 2003-$1,604,679) (see Schedule of Investments)	$9,660,768	$9,521,516	$1,584,823	$1,732,118
Cash	49,793	286	5,153	6,160
Dividends and interest receivable	6,040	7,720	972	1,412
Receivable for investments sold	75,585	140,928	12,952	26,959
Receivable from The Paul Revere Variable Annuity
Insurance Company	—	—	—	9,168

Total assets	9,792,186	9,670,450	1,603,900	1,775,817

LIABILITIES
Payable for investments purchased	13,158	128,965	—	33,804
Payable to The Paul Revere Variable Annuity
Insurance Company	49,083	53,242	6,989	6,867

Total liabilities	62,241	182,207	6,989	40,671

TOTAL NET ASSETS	$9,729,945	$9,488,243	$1,596,911	$1,735,146

CONTRACT OWNERS’ EQUITY
Deferred contracts terminable by owner	$7,648,001	$7,284,377	$760,439	$891,819
Currently payable contracts	2,081,944	2,203,866	836,472	843,327

Total net assets	$9,729,945	$9,488,243	$1,596,911	$1,735,146

ACCUMULATION UNITS OUTSTANDING	796,794	825,922	135,576	155,878

NET ASSET VALUE PER ACCUMULATION UNIT	$12.211	$11.488	$11.779	$11.131

See accompanying notes to financial statements.

2

Statements of Changes in Net Assets

	For the years ended December 31,
	2004 Series Q (Qualified)	2003 Series Q (Qualified)	2002 Series Q (Qualified)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(29,119)	$(66,003)	$(71,823)
Net realized gain (loss) on investments	465,869	69,435	(3,392,842)
Net increase (decrease) in unrealized appreciation of investments	139,249	1,831,411	(579,955)

Increase (decrease) in net assets from operations	575,999	1,834,843	(4,044,620)
Contract receipts:
Gross purchase payments received	—	6,459	3,217
Deductions from purchase payments	—	201	48

Net purchase payments received	—	6,258	3,169
Payments to contract owners:
Annuity payments to contract owners	243,701	250,445	267,259
Terminations and withdrawals to contract owners	90,596	85,113	524,495

Total payments to contract owners	334,297	335,558	791,754

Net contract payments to contract owners	(334,297)	(329,300)	(788,585)

Total increase (decrease) in net assets	241,702	1,505,543	(4,833,205)
NET ASSETS
Beginning of year	9,488,243	7,982,700	12,815,905

End of year	$9,729,945	$9,488,243	$7,982,700

	For the years ended December 31,
	2004 Series N (Non-Qualified)	2003 Series N (Non-Qualified)	2002 Series N (Non-Qualified)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(10,809)	$(17,684)	$(19,214)
Net realized gain (loss) on investments	63,344	22,977	(683,478)
Net increase (decrease) in unrealized appreciation of investments	27,625	331,245	(112,246)

Increase (decrease) in net assets from operations	80,160	336,538	(814,938)
Payments to contract owners:
Annuity payments to contract owners	52,283	64,419	146,533
Terminations and withdrawals to contract owners	166,112	529	67,138

Total payments to contract owners	218,395	64,948	213,671

Net contract payments to contract owners	(218,395)	(64,948)	(213,671)

Total increase (decrease) in net assets	(138,235)	271,590	(1,028,609)
NET ASSETS
Beginning of year	1,735,146	1,463,556	2,492,165

End of year	$1,596,911	$1,735,146	$1,463,556

See accompanying notes to financial statements.

3

Statements of Operations

	For the years ended December 31,
	2004 Series Q (Qualified)	2003 Series Q (Qualified)	2002 Series Q (Qualified)
INVESTMENT LOSS
Income:
Dividends	$117,251	$73,979	$69,916
Interest	6,923	3,572	18,092

Total income	124,174	77,551	88,008

Expenses:
Mortality and expense risk fees	93,796	87,303	98,154
Investment management and advisory service fees	46,897	43,651	49,077
Professional services	12,600	12,600	12,600

Total expenses	153,293	143,554	159,831

Net investment loss	(29,119)	(66,003)	(71,823)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	465,869	69,435	(3,392,842)
Net increase (decrease) in unrealized appreciation of investments	139,249	1,831,411	(579,955)

Net realized and unrealized gain (loss) on investments	605,118	1,900,846	(3,972,797)

Increase (decrease) in net assets from operations	$575,999	$1,834,843	$(4,044,620)

	For the years ended December 31,
	2004 Series N (Non-Qualified)	2003 Series N (Non-Qualified)	2002 Series N (Non-Qualified)
INVESTMENT LOSS
Income:
Dividends	$19,649	$13,731	$13,265
Interest	1,712	75	3,126

Total income	21,361	13,806	16,391

Expenses:
Mortality and expense risk fees	16,407	15,953	18,697
Investment management and advisory service fees	8,203	7,977	9,348
Professional services	7,560	7,560	7,560

Total expenses	32,170	31,490	35,605

Net investment loss	(10,809)	(17,684)	(19,214)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments sold	63,344	22,977	(683,478)
Net increase (decrease) in unrealized appreciation of investments	27,625	331,245	(112,246)

Net realized and unrealized loss on investments	90,969	354,222	(795,724)

Increase (decrease) in net assets from operations	$80,160	$336,538	$(814,938)

See accompanying notes to financial statements.

4

Schedule of Investments

December 31, 2004

	Series Q (Qualified)				Series N (Non-Qualified)
Securities of Unaffiliated Companies	Number of Shares	Cost	Market Value	% of Net Assets	Number of Shares	Cost	Market Value	% of Net Assets
Common Stocks
Agriculture
Monsanto Co.	1,000	$35,247	$55,550	0.57%	130	$4,519	$7,222	0.45%
Apparel
Abercrombie & Fitch Co.	1,100	51,464	51,645		200	9,357	9,390
NIKE, Inc., Class B	1,400	101,867	126,966		180	13,407	16,324
Nordstrom, Inc.	900	36,392	42,057		200	8,087	9,346
Reebok International Ltd.	1,800	65,431	79,200		280	10,182	12,320

		255,154	299,868	3.08%		41,033	47,380	2.97%

Beverages
PepsiCo, Inc.	5,190	243,871	270,918	2.78%	820	39,017	42,804	2.68%

Broadcasting & Media
Comcast Corporation Class A *	4,700	145,942	156,416		830	26,217	27,622
Getty Images, Inc. *	1,200	69,148	82,620		180	10,562	12,393
Omnicom Group, Inc.	600	48,165	50,592		100	8,028	8,432
Time Warner, Inc. *	6,400	106,960	124,416		1,050	17,394	20,412
Univision Communications, Inc. *	1,400	45,384	40,978		180	5,799	5,269
Viacom, Inc. Class B	1,510	61,181	54,949		256	11,093	9,316

		476,780	509,971	5.24%		79,093	83,444	5.22%

Computer Systems & Services
Akamai Technologies, Inc. *	2,000	30,444	26,060		350	5,315	4,561
Dell, Inc. *	8,930	283,911	376,310		1,400	46,672	58,996
eBay, Inc. *	2,000	132,145	232,560		280	18,252	32,558
EMC Corp.	12,100	143,256	179,927		2,030	24,046	30,186
Fiserv, Inc. *	2,200	84,602	88,418		370	14,230	14,870
Mercury Interactive Corporation *	3,500	155,348	159,425		600	26,615	27,330
Microsoft Corp.	14,180	375,045	378,748		2,200	58,171	58,762
Monster Worldwide, Inc. *	2,900	82,137	97,556		500	14,145	16,820
Network Appliance, Inx. *	3,600	81,299	119,592		560	12,653	18,603
Oracle Corporation *	17,340	215,163	237,905		2,800	34,806	38,416
Research In Motion, Ltd. *	900	61,966	74,178		100	6,234	8,242
Symantec Corp. *	3,000	74,227	77,280		500	12,385	12,880
VERITAS Software Corporation *	5,665	157,232	161,736		740	16,286	21,127
Yahoo!, Inc. *	5,600	162,588	211,008		930	26,839	35,042

		2,039,363	2,420,703	24.88%		316,649	378,393	23.70%

Consumer Goods & Services
Avon Products, Inc.	2,800	115,706	108,360		500	20,685	19,350
Proctor & Gamble Co.	4,400	239,695	242,352		660	36,001	36,352

		355,401	350,712	3.60%		56,686	55,702	3.49%

Electronics
Amphenol Corp. *	2,700	81,386	99,198		460	13,859	16,901
Emerson Electric Co.	1,600	98,564	112,160		280	17,128	19,628
Fisher Scientific International *	2,400	135,986	149,712		480	27,261	29,942
Texas Instruments, Inc.	4,600	112,662	113,252		800	19,593	19,696
Waters Corp. *	2,200	90,490	102,938		360	15,109	16,844

		519,088	577,260	5.93%		92,950	103,011	6.45%

See accompanying notes to financial statements.

5

Schedule of Investments (continued)

December 31, 2004

	Series Q (Qualified)				Series N (Non-Qualified)
	Number Of Shares	Cost	Market Value	% of Net Assets	Number Of Shares	Cost	Market Value	% of Net Assets
Financial Institutions
American Express Company	3,400	$163,599	$191,658		560	$28,024	$31,567
Citigroup, Inc.	3,624	149,878	174,604		556	23,692	26,788
Goldman Sachs Group, Inc.	1,710	160,705	177,908		280	26,882	29,131
Merrill Lynch & Co., Inc.	1,000	59,843	59,770		200	11,969	11,954

		534,025	603,940	6.21%		90,567	99,440	6.22%

Leisure & Tourism
Carnival Corp.	3,500	157,458	201,705		560	25,227	32,273
Harley-Davidson, Inc.	900	51,873	54,675		180	10,375	10,935
Starwood Hotels & Resorts Worldwide, Inc.	2,000	90,613	116,800		280	12,590	16,352
Walt Disney Co.	4,300	105,735	119,540		800	19,750	22,240
Yum! Brands, Inc.	2,200	91,838	103,796		400	16,710	18,872

		497,517	596,516	6.13%		84,652	100,672	6.30%

Machinery
Caterpillar, Inc.	2,000	166,075	195,020	2.00%	400	33,511	39,004	2.44%
Manufacturing
Cooper Industries, Ltd. Class A	1,100	63,148	74,679	0.77%	180	10,178	12,220	0.77%
Medical & Health Products
Abbott Laboratories	6,100	248,633	284,565		1,030	42,280	48,050
Amgen, Inc. *	2,580	142,737	165,507		520	29,650	33,358
Celgene Corp. *	2,200	64,133	58,366		300	8,746	7,959
Eli Lilly & Co.	1,800	128,664	102,150		280	19,904	15,890
Genentech, Inc. *	1,200	59,267	65,328		210	10,404	11,432
Genzyme Corporation *	3,600	175,073	209,052		550	27,248	31,939
Gilead Sciences, Inc. *	2,500	81,461	87,475		430	13,328	15,046
Imclone Systems, Inc. *	1,200	62,864	55,296		200	10,451	9,216
Johnson & Johnson	7,260	394,167	460,429		1,170	62,991	74,201
Medtronic, Inc.	3,550	171,909	176,329		620	30,459	30,795
WellPoint, Inc. *	900	99,402	103,500		200	22,093	23,000
Wyeth	6,300	254,775	268,317		1,030	41,471	43,868

		1,883,085	2,036,314	20.94%		319,025	344,754	21.59%

Semiconductors
Analog Devices, Inc.	2,570	88,921	94,884		390	12,714	14,399
Linear Technology Corporation	1,310	42,793	50,776		230	7,663	8,915
KLA Tencor Corp. *	1,100	47,702	51,238		200	8,673	9,316
Maxim Integrated Products, Inc.	1,040	45,113	44,086		170	6,557	7,206

		224,529	240,984	2.48%		35,607	39,836	2.50%

Stores
Best Buy Co., Inc.	2,500	135,889	148,550		370	20,299	21,986
CVS Corporation	3,200	137,531	144,225		580	25,181	26,141
Kohl’s Corporation *	1,670	80,694	82,113		310	14,944	15,243
Lowe’s Cos., Inc.	1,100	60,114	63,349		180	9,922	10,366
Petsmart, Inc.	1,800	50,598	63,954		270	7,700	9,593
Staples, Inc. *	3,700	115,414	124,727		700	21,775	23,597
Target Corporation	2,430	91,243	126,190		360	13,848	18,695
W. W. Grainger, Inc.	600	39,334	39,972		100	6,544	6,662

		710,817	793,080	8.15%		120,213	132,283	8.28%

Telecommunications
Adtran, Inc.	1,900	57,876	36,366		280	8,686	5,359
Cisco Systems, Inc. *	18,640	472,716	359,752		3,030	66,895	58,479

		530,592	396,118	4.07%		75,581	63,838	4.00%

See accompanying notes to financial statements.

6

Schedule of Investments (continued)

December 31, 2004

	Series Q (Qualified)				Series N (Non-Qualified)
	Number Of Shares	Cost	Market Value	% of Net Assets	Number Of Shares	Cost	Market Value	% of Net Assets
Transportation
FedEx Corporation	1,300	$98,182	$128,037		180	$13,736	$17,728
United Parcel Service, Inc.	1,300	108,850	111,098		200	16,743	17,092

		207,032	239,135	2.46%		30,479	34,820	2.18%

Total Investments		$8,741,724	9,660,768	99.29%		$1,429,760	1,584,823	99.24%

Other Assets Less Liabilities			69,177	0.71%			12,088	0.76%

Total Net Assets			$9,729,945	100.00%			$1,596,911	100.00%

*	Non – income producing security.

See accompanying notes to financial statements.

7

Supplementary Information

Selected Per Unit Data and Ratios

	Years Ended December 31,
	2004	2003	2002	2001	2000
PER UNIT DATA (a)
Series Q (Qualified)

Investment income	$0.155	$0.093	$0.099	$0.094	$0.117
Expenses	0.192	0.172	0.180	0.226	0.374

Net investment loss	(0.037)	(0.079)	(0.081)	(0.132)	(0.257)
Net realized and unrealized gains (losses) on investments	0.760	2.272	(4.481)	(4.577)	(1.398)

Net increase (decrease) in net asset value	0.723	2.193	(4.562)	(4.709)	(1.655)
Accumulation unit net asset value:
Beginning of year	11.488	9.295	13.857	18.566	20.221

End of year	$12.211	$11.488	$9.295	$13.857	$18.566

Series N (Non-Qualified)

Investment income	$0.173	$0.087	$0.094	$0.090	$0.094
Expenses	0.260	0.199	0.204	0.251	0.397

Net investment loss	(0.087)	(0.112)	(0.110)	(0.161)	(0.303)
Net realized and unrealized gains (losses) on investments	0.735	2.241	(4.563)	(5.177)	(1.498)

Net increase (decrease) in net asset value	0.648	2.129	(4.673)	(5.338)	(1.801)
Accumulation unit net asset value:
Beginning of year	11.131	9.002	13.675	19.013	20.814

End of year	$11.779	$11.131	$9.002	$13.675	$19.013

(a)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year and do not include any sales loads.

	Years Ended December 31,
	2004	2003	2002	2001	2000
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance	1.65%	1.67%	1.63%	1.55%	1.57%
Net investment loss to average accumulation fund balance	(0.31%)	(0.77%)	(0.73%)	(0.90%)	(1.08%)
Portfolio turnover rate	94%	83%	102%	79%	102%
Accumulation units outstanding at the end of the year (in thousands)	797	826	859	925	1,187

Series N (Non-Qualified)

Operating expenses to average accumulation fund balance	1.97%	2.00%	1.91%	1.70%	1.64%
Net investment loss to average accumulation fund balance	(0.66%)	(1.12%)	(1.03%)	(1.09%)	(1.25%)
Portfolio turnover rate	93%	83%	104%	78%	101%
Accumulation units outstanding at the end of the year (in thousands)	136	156	163	182	263

See accompanying notes to financial statements.

8

Supplementary Information

Selected Per Unit Data and Ratios (continued)

	Years Ended December 31,
	1999	1998	1997	1996	1995
PER UNIT DATA (a)
Series Q (Qualified)

Investment income	$0.094	$0.116	$0.177	$0.153	$0.119
Expenses	0.277	0.202	0.159	0.133	0.096

Net investment income (loss)	(0.183)	(0.086)	0.018	0.020	0.023
Net realized and unrealized gains (losses) on investments	5.280	3.836	2.723	1.551	1.711

Net increase (decrease) in net asset value	5.097	3.750	2.741	1.571	1.734
Accumulation unit net asset value:
Beginning of year	15.124	11.374	8.633	7.062	5.328

End of year	$20.221	$15.124	$11.374	$8.633	$7.062

Series N (Non-Qualified)

Investment income	$0.083	$0.096	$0.135	$0.137	$0.117
Expenses	0.296	0.212	0.166	0.134	0.109

Net investment income (loss)	(0.213)	(0.116)	(0.031)	0.003	0.008
Net realized and unrealized gains (losses) on investments	5.894	3.891	2.660	1.459	1.769

Net increase (decrease) in net asset value	5.681	3.775	2.629	1.462	1.777
Accumulation unit net asset value:
Beginning of year	15.133	11.358	8.729	7.267	5.490

End of year	$20.814	$15.133	$11.358	$8.729	$7.267

(a)	The per unit amounts represent the proportionate distribution of actual investment results as related to the change in unit net asset values for the year and do not include any sales loads.

	Years Ended December 31,
	1999	1998	1997	1996	1995
RATIOS
Series Q (Qualified)

Operating expenses to average accumulation fund balance	1.56%	1.57%	1.59%	1.57%	1.55%
Net investment income (loss) to average accumulation fund balance	(1.03%)	(0.67%)	0.18%	0.24%	0.38%
Portfolio turnover rate	98%	143%	130%	78%	64%
Accumulation units outstanding at the end of the year (in thousands)	1,385	1,715	1,887	2,093	5,491
Series N (Non-Qualified)
Operating expenses to average accumulation fund balance	1.62%	1.63%	1.67%	1.69%	1.71%
Net investment income (loss) to average accumulation fund balance	(1.16%)	(0.90)%	(0.31)%	0.04%	0.13%
Portfolio turnover rate	103%	143%	139%	94%	67%
Accumulation units outstanding at the end of the year (in thousands)	342	475	530	566	586

See accompanying notes to financial statements.

9

Notes to Financial Statements

December 31, 2004

1.	Organization

The Paul Revere Variable Annuity Contract Accumulation Fund (“the Fund”) is a separate account of The Paul Revere Variable Annuity Insurance Company (“Paul Revere Variable”), and is registered under the Investment Company Act of 1940 as an open-end diversified investment company. Paul Revere Variable is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (“Paul Revere Life”) which in turn is wholly-owned by The Paul Revere Corporation which is wholly-owned by UnumProvident Corporation, formerly Provident Companies, Inc. (“Provident”). The Fund is the investment vehicle for Paul Revere Variable’s tax-deferred group annuity contracts.

2.	Accounting policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in those statements and accompanying notes. Actual results may differ from such estimates.

Common and preferred stocks are stated at market values which are based on the last sales prices at December 31, 2004, as reported on national security exchanges or the closing bid prices for unlisted securities as reported by investment dealers. Short-term notes are stated at amortized cost which approximates market value. Unrealized investment gains and losses are included in contract owners’ equity. Realized gains and losses on investments sold are determined on the basis of specific identification of investments. Security transactions are accounted for on the day after the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

The Fund does not distribute net investment income and net realized capital gains through dividends to contract owners. The allocation of net investment income and net realized capital gains occurs automatically in the daily determination of unit net asset values. They are, therefore, included in the value of the contracts in force and in payments to contract owners.

Contract owners’ equity is comprised of two components. Deferred contracts terminable by owner represent amounts attributable to contracts which have not yet annuitized. Currently payable contracts include amounts equivalent to the annuity reserves relating to contracts with current annuities. Annuity reserves are computed for currently payable contracts according to the 1900 Progressive Annuity Mortality Table. The assumed interest rate is either 3.5% or 5% according to the option elected by the annuitant at the time of conversion. Paul Revere Variable bears all the mortality risk associated with these contracts.

3.	Investment advisor

Paul Revere Variable acts as investment advisor and underwriter to the Fund and provides mortality and expense guarantees to holders of variable annuity contracts. For these services, Paul Revere Variable receives mortality and expense risk fees and investment management and advisory service fees as shown on the statements of operations which, on an annual basis, will not exceed 2% of the average daily net asset value of the Fund.

Certain administrative services of the Fund are provided by The Variable Annuity Life Insurance Company (“VALIC”) under a contract dated May 15, 1998. These services include processing of unit transactions and daily unit value calculations subsequent to December 1, 1998 as well as accounting and other services.

4.	Investment sub-advisor

Under an investment sub-advisory agreement with MFS Institutional Advisors, Inc. (“MFSI”), MFSI provides investment management services to Paul Revere Variable for a fee which, on an annual basis, will equal 0.35% of the average daily net assets of each series of the Fund. This fee is borne by Paul Revere Variable only and does not represent an additional charge to the Fund.

10

Notes to Financial Statements (continued)

December 31, 2004

5.	Federal income taxes

The Fund’s operations are included with those of Paul Revere Variable, which is taxed as a life insurance company under the Internal Revenue Code and is included in a consolidated federal tax return filed by Paul Revere Life. In the opinion of Paul Revere Variable management, current law provides that investment income and capital gains from assets maintained in the Fund for the exclusive benefit of the contract owners are generally not subject to federal income tax. However, to the extent that Paul Revere Variable incurs federal income taxes based on the income from the Fund’s assets, the Fund will be charged. No charges for federal income taxes have been made since the inception of the Fund.

6.	Security transactions

The aggregate cost of securities purchased and proceeds of securities sold, other than securities with maturities of one year or less, were as follows:

	Series Q (Qualified)		Series N (Non-Qualified)
	Purchases	Sales	Purchases	Sales
December 31, 2004	$8,649,539	$9,013,409	$1,510,790	$1,749,052
December 31, 2003	$6,934,164	$7,071,940	$1,276,070	$1,347,273

At December 31, 2004, net unrealized appreciation of investments in Series Q, amounting to $919,044, consisted of unrealized gains of $1,116,836 and unrealized losses of $197,792, net unrealized appreciation of investments in Series N, amounting to $155,063, consisted of unrealized gains of $177,253 and unrealized losses of $22,190.

7.	Accumulation units

The change in the number of accumulation units outstanding were as follows:

	Series Q (Qualified)
	2004	2003	2002
Units outstanding at beginning of year	825,922	858,770	924,860
Units credited to contracts:
Net purchase payments	—	729	277
Units withdrawn from contracts:
Annuity payments	21,347	24,269	24,478
Terminations and withdrawals	7,781	9,308	41,889

Net units withdrawn	29,128	33,577	66,367

Contract units withdrawn in excess of units credited	(29,128)	(32,848)	(66,090)

Units outstanding at end of year	796,794	825,922	858,770

11

Notes to Financial Statements (continued)

December 31, 2004

7.	Accumulation units (continued)

	Series N (Non-Qualified)
	2004	2003	2002
Units outstanding at beginning of year	155,878	162,573	182,247
Units withdrawn from contracts:
Annuity payments	4,745	6,634	12,673
Terminations and withdrawals	15,557	61	7,001

Net units withdrawn	20,302	6,695	19,674

Contract units withdrawn in excess of units credited	(20,302)	(6,695)	(19,674)

Units outstanding at end of year	135,576	155,878	162,573

12

The Paul Revere Variable Annuity Insurance Company

AUDITED FINANCIAL STATEMENTS - STATUTORY BASIS

December 31, 2004

Report of Independent Registered Public Accounting Firm

Board of Directors

The Paul Revere Variable Annuity Insurance Company

We have audited the accompanying statutory-basis statements of financial condition of The Paul Revere Variable Annuity Insurance Company, a wholly-owned subsidiary of The Paul Revere Life Insurance Company, as of December 31, 2004 and 2003, and the related statutory-basis statements of income, capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepting accounting principles and the effects on the accompanying financial statements also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2004 and 2003, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Paul Revere Variable Annuity Insurance Company at December 31, 2004 and 2003, and the results of its operations and its cash flows for the years then ended, in conformity with accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts.

/s/ ERNST & YOUNG LLP

Chattanooga, Tennessee

March 7, 2005

STATEMENTS OF FINANCIAL CONDITION - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	December 31
	2004	2003
	(in millions of dollars)
Admitted Assets
Cash and Invested Assets - Note 3
Bonds	$116.6	$114.9
Preferred Stocks	—	1.3
Cash and Cash Equivalents	15.4	25.2
Other Invested Assets and Receivables	1.4	1.4

Total Cash and Invested Assets	133.4	142.8
Other Assets
Net Deferred Tax Asset	0.2	0.3
Investment Income Due and Accrued	1.6	1.8
Other Assets	1.0	0.5

Total Assets Excluding Separate Accounts Business	136.2	145.4
From Separate Accounts Statement	11.4	11.4

Total Admitted Assets	$147.6	$156.8

	December 31
	2004	2003
	(in millions of dollars)
Liabilities and Capital and Surplus
Deposit-Type Contracts	$6.4	$6.1
Interest Maintenance Reserve	7.0	7.0
Asset Valuation Reserve	0.5	1.0
Federal Income Taxes	—	0.6
Payable to Parent and Affiliates	—	2.8
Other Liabilities	1.1	1.2

Total Liabilities Excluding Separate Accounts Business	15.0	18.7
From Separate Accounts Statement	11.4	11.4

Total Liabilities	26.4	30.1

Commitments and Contingent Liabilities - Note 10
Capital and Surplus
Common Capital Stock, $5 par Authorized, Issued and Outstanding - 500,000 shares	2.5	2.5
Deferred Gain on Reinsurance	14.0	16.8
Gross Paid in and Contributed Surplus	48.8	48.8
Unassigned Surplus	55.9	58.6

Total Capital and Surplus	121.2	126.7

Total Liabilities and Capital and Surplus	$147.6	$156.8

See notes to financial statements - statutory basis.

STATEMENTS OF INCOME - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Revenue
Net Investment Income	$9.4	$9.8
Amortization of Interest Maintenance Reserve	0.2	0.3
Commissions and Expense Allowances on Reinsurance Ceded	3.4	4.7
Other	0.3	0.2

Total Revenue	13.3	15.0

Benefits and Expenses
Surrender Benefits and Other Fund Withdrawals	—	1.1
Interest on Policy or Contract Funds	0.2	0.3
Commissions	0.8	2.0
General Expenses	0.1	0.1
Insurance Taxes, Licenses, and Fees	0.1	0.3

Total Benefits and Expenses	1.2	3.8

Net Gain from Operations before Federal Income Tax and Net Realized Capital Losses	12.1	11.2

Federal Income Tax	3.3	2.5

Net Gain from Operations before Net Realized Capital Losses	8.8	8.7

Net Realized Capital Losses - Note 3	(0.1)	(0.5)

Net Income	$8.7	$8.2

See notes to financial statements - statutory basis.

STATEMENTS OF CAPITAL AND SURPLUS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Common Capital Stock
Balance at Beginning and End of Year	$2.5	$2.5

Deferred Gain on Reinsurance
Balance at Beginning of Year	16.8	19.5
Change	(2.8)	(2.7)

Balance at End of Year	14.0	16.8

Gross Paid in and Contributed Surplus
Balance at Beginning and End of Year	48.8	48.8

Unassigned Surplus
Balance at Beginning of Year	58.6	63.9
Net Income	8.7	8.2
Dividend to Stockholder	(12.0)	(13.0)
Other	0.6	(0.5)

Balance at End of Year	55.9	58.6

Total Capital and Surplus	$121.2	$126.7

See notes to financial statements - statutory basis.

STATEMENTS OF CASH FLOWS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Operations
Investment Income	$9.4	$10.3
Miscellaneous Income	0.8	2.3
Benefits and Loss Related Payments	—	(1.1)
Commissions, Expenses Paid, and Other Deductions	(0.9)	(2.3)
Federal Income Taxes	(3.3)	(2.7)

Net Cash Provided by Operations	6.0	6.5

Investment Activities
Proceeds from Investments Sold, Matured, or Repaid	31.2	28.0
Cost of Long-term Investments Acquired	(32.1)	(4.3)
Net Decrease in Contract Loans	—	0.2

Net Cash Provided (Used) by Investment Activities	(0.9)	23.9

Financing and Miscellaneous Activities
Dividend Paid to Stockholder	(12.0)	(13.0)
Net Change in Deposit-Type Contract Funds	—	(0.4)
Other Sources (Uses)	(2.9)	2.7

Net Cash Used by Financing and Miscellaneous Activities	(14.9)	(10.7)

Net Increase (Decrease) in Cash and Cash Equivalents	(9.8)	19.7

Cash and Cash Equivalents at Beginning of Year	25.2	5.5

Cash and Cash Equivalents at End of Year	$15.4	$25.2

See notes to financial statements - statutory basis.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies

Operations: The Company, domiciled in Massachusetts, is a wholly-owned subsidiary of The Paul Revere Life Insurance Company (PRL), a wholly-owned subsidiary of The Paul Revere Corporation (PRC). PRC is a wholly-owned subsidiary of UnumProvident Corporation, a Delaware general business corporation that acts as a holding company for a number of insurance and non-insurance subsidiaries. UnumProvident Corporation’s stock is publicly traded on the New York Stock Exchange.

Prior to 1998, the Company’s primary business was the sale of life insurance and annuity products, which were marketed through branch offices, financial institutions, and independent agents and brokers. In 1998 and 2000, the Company fully ceded all policies, excluding a small portion of deposit-type contracts, with reinsurers. The Company no longer actively markets new business but continues to service its existing business.

Use of Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (the Division). The Division recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Massachusetts insurance law.

The Statutory Accounting Principles (SAP) prescribed in the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual have been adopted by the Commonwealth of Massachusetts as a component of prescribed practices for Massachusetts domiciled life insurers. The Division has adopted no material accounting practices that significantly differ from SAP that are applicable to the Company.

SAP differs from U.S. generally accepted accounting principles (GAAP). The effects of the following variances from GAAP on the accompanying statutory basis financial statements have not been determined, but are presumed to be material. Specific significant differences are as follows:

Investments: Bonds are carried at amortized cost with the discount or premium amortized using the interest method. Preferred stocks are carried principally at cost. Under GAAP, securities not bought and held for the purpose of selling in the near term but for which the Company does not have the positive intent and ability to hold to maturity are classified as available-for-sale and are carried at fair value. Unrealized holding gains and losses on available-for-sale securities are reported in stockholder’s equity as accumulated other comprehensive income.

Non-admitted Assets: Non-admitted assets, consisting of the non-admissible portion of deferred income tax assets and certain receivables, are excluded from the statements of financial condition, and changes therein are charged or credited directly to unassigned surplus.

Asset Valuation Reserve: The asset valuation reserve provides a valuation allowance for invested assets. It is reported as a liability, and changes in this reserve are charged or credited directly to unassigned surplus. The asset valuation reserve is not recognized for GAAP.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Policy Reserves: Policy reserves are provided based on assumptions and methods prescribed or permitted by insurance regulatory authorities rather than on mortality, interest, and withdrawal assumptions deemed to be appropriate when the contracts were issued.

Deferred Income Taxes: Deferred income tax assets (DTAs) and liabilities (DTLs) are computed based on temporary differences between statutory and tax basis balance sheets, excluding the asset valuation reserve and the interest maintenance reserve (IMR). DTAs are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of a) the remaining gross DTAs expected to be realized within one year of the balance sheet date or b) 10 percent of capital and surplus excluding any net DTAs, electronic data processing equipment and operating software, and any net positive goodwill, plus 3) the amount of remaining gross DTAs that can be offset against existing gross DTLs. Changes in DTAs and DTLs are recorded directly in unassigned surplus. Under GAAP, deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. A valuation allowance is established for deferred tax assets that are not realizable. Changes in deferred taxes other than those attributable to changes in other comprehensive income are reported in income.

Reinsurance: Policy and contract liabilities and contract loans ceded to reinsurers have been reported as reductions of the related reserves and invested assets rather than as a reinsurance receivable as would be required under GAAP.

Revenue and Expense Recognition: Amounts collected on policies with mortality or morbidity risk are recognized as premium income over the premium paying period. Expenses include the increase in benefit reserves and gross benefit claims incurred. Under GAAP, revenues for interest-sensitive products consist of policy charges for the cost of insurance, policy administration, and surrenders assessed during the period, and expenses include interest credited to policy account balances and benefit claims incurred in excess of policy account balances.

Policy Acquisition Costs and Value of Business Acquired: The costs of acquiring new business are expensed when incurred rather than deferred and amortized.

Realized Capital Gains and Losses: Realized capital gains and losses are included net of tax in the determination of net income rather than on a pre-tax basis. The Company defers the portion of realized capital gains and losses, net of tax, on sales of fixed income investments, principally bonds, which are attributable to changes in the general level of interest rates. The deferred gains and losses are accumulated in the IMR and are amortized over the remaining period to maturity using the grouped amortization method prescribed by the NAIC.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Other significant accounting practices are as follows:

Investments: Issuer obligations are generally carried at amortized cost with the discount or premium amortized using the interest method. Single class and multi-class mortgage-backed/asset-backed securities are generally carried at amortized cost using the interest method including anticipated prepayments at the date of purchase. The prepayment assumptions for single class and multi-class mortgage-backed/asset backed securities are obtained from broker dealer survey values or internal estimates and are consistent with the current interest rate and economic environment. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Cash equivalents are determined in accordance with Statement of Statutory Accounting Principles No. 2, Cash, Drafts, and Short-term Investments. Other long-term invested assets are carried based on the underlying GAAP equity of the investee. Realized capital gains and losses are determined based upon specific identification of the investments sold and do not include amounts allocable to separate accounts. At the time a decline in the value of an investment is determined to be other than temporary, an impairment loss is recorded which is included in realized capital gains and losses. Changes in admitted asset carrying amounts of investments are recorded directly in unassigned surplus.

Reserves for Life Policies and Contracts: Reserves for future policy and contract benefits on traditional life products have been provided on the net level premium or preliminary term method. The reserves are calculated based upon assumptions as to interest, mortality, and withdrawal that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by plan and year of issue.

For life insurance policies, reserves for the excess of valuation net premiums over corresponding gross premiums are computed according to the valuation standards required by the Division.

Reserves for future policy and contract benefits on single premium annuities have been provided on a net single premium method. The reserves are calculated based upon assumptions as to interest, mortality, and retirement that are prescribed or permitted by insurance regulatory authorities. The assumptions vary by year of issue.

Reserves for interest-sensitive products are calculated as the greater of the net surrender value and the Commissioners Reserve Valuation Method reserve defined in the universal life model regulation. The net surrender value is calculated as the cash value less the surrender charge. The reserves are calculated based upon assumptions as to interest and mortality that are prescribed or permitted by insurance regulatory authorities.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of legally computed reserves. The extra reserve on annual premium policies subject to an extra premium is one-half the extra annual gross premium. The extra reserve for single premium policies subject to an extra premium is one-half the extra gross single premium.

Reserves for future policy and contract benefits on all products meet the minimum valuation standards requirements for the Division.

Deposit-Type Contracts: Deposit-type contracts represent customer deposits plus interest credited at contract rates. The Company controls its interest rate risk by investing in quality assets which have an aggregate duration that closely matches the expected duration of the liabilities. Deposits and withdrawals are recorded using deposit accounting and are credited directly to an appropriate policy reserve account.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 1 - Nature of Operations and Significant Accounting Policies - Continued

Reinsurance: Reinsurance activity is accounted for on a basis consistent with that used in accounting for the original policies issued and the terms of the reinsurance contracts.

Separate Accounts: The separate account amounts shown in the accompanying financial statements represent funds that are separately administered for variable annuity contracts and for which the contract holder, rather than the Company, bears the investment risk. The contract purchase payments and the assets of the separate accounts are segregated from other Company funds for both investment and administrative purposes. Contract purchase payments received under variable annuity contracts are subject to deductions for sales and administrative fees. Also, the Company receives management fees that are based on the net asset values of the separate accounts.

Reclassification: Certain prior year amounts in the financial statements have been reclassified to conform to current year presentation.

Note 2 - Fair Values of Financial Instruments

The carrying amounts and fair values of the Company’s financial instruments are as follows:

	December 31
	(in millions of dollars)
	2004		2003
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Admitted Assets
Bonds	$116.6	$127.1	$114.9	$123.2
Preferred Stocks	—	—	1.3	1.7
Cash and Cash Equivalents	15.4	15.4	25.2	25.2

Liabilities
Deposit-Type Contracts	$6.4	$6.4	$6.1	$6.1

The following methods and assumptions were used in estimating the fair values of the Company’s financial instruments:

Bonds and Preferred Stocks: Fair values are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. See Note 3 for the amortized cost and fair values of securities by security type and by maturity date.

Cash and Cash Equivalents: Carrying amounts approximate fair value.

Deposit-Type Contracts: Carrying amounts approximate fair value.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments

Securities

The amortized cost and fair values of bonds and preferred stocks by security type are as follows:

	December 31, 2004 (in millions of dollars)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.5	$0.4	$—	$3.9
Public Utilities	9.9	1.6	—	11.5
Mortgage-backed Securities	8.2	0.1	—	8.3
All Other Corporate Bonds	95.0	8.4	—	103.4

Total	$116.6	$10.5	$—	$127.1

	December 31, 2003 (in millions of dollars)
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
United States Government and Government Agencies and Authorities	$3.5	$0.4	$—	$3.9
Public Utilities	9.9	1.2	—	11.1
Mortgage-backed Securities	9.3	0.4	—	9.7
All Other Corporate Bonds	92.2	7.4	1.1	98.5
Preferred Stocks	1.3	0.4	—	1.7

Total	$116.2	$9.8	$1.1	$124.9

The amortized cost and fair values of bonds by maturity date are shown below. The maturity dates have not been adjusted for possible calls or prepayments.

	December 31, 2004 (in millions of dollars)
	Amortized Cost	Fair Value
1 year or less	$—	$—
Over 1 year through 5 years	14.6	15.4
Over 5 years through 10 years	15.5	15.7
Over 10 years	78.3	87.7

	108.4	118.8
Mortgage-backed Securities	8.2	8.3

	$116.6	$127.1

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments - Continued

For the years ended December 31, 2004 and 2003, there were increases in the net unrealized gains on bonds and preferred stocks of $1.8 million and $5.5 million, respectively. These unrealized gains and losses are not reported in the financial statements.

At December 31, 2004, the Company had no below-investment-grade bonds or preferred stocks (securities rated below Baa3 by Moody’s Investor Services or an equivalent internal rating).

In determining when a decline in fair value below amortized cost of a bond is other than temporary, the Company evaluates the following factors:

•	The probability of recovering principal and interest.

•	The Company’s ability and intent to retain the security for a sufficient period of time for it to recover.

•	Whether the security is current as to principal and interest payments.

•	The significance of the decline in value.

•	The time period during which there has been a significant decline in value.

•	Current and future business prospects and trends of earnings.

•	The valuation of the security’s underlying collateral.

•	Relevant industry conditions and trends relative to their historical cycles.

•	Market conditions.

•	Rating agency actions.

•	Bid and offering prices and the level of trading activity.

•	Adverse changes in estimated cash flows for securitized investments.

•	Any other key measures for the related security.

If the Company determines that the decline in value of an investment is other than temporary, the investment is written down to fair value, and an impairment loss is recognized in the current period to the extent of the decline in value. The Company had no material unrealized losses at December 31, 2004.

In the normal course of business, the Company loans bonds to broker dealers. The Company requires that a minimum of 102 percent of the fair value of the bonds loaned be maintained as collateral. Generally, cash is received as collateral under these agreements. In the event that bonds are received as collateral, the Company is not permitted to sell or repledge them and, therefore, is not required to record a liability for the return of the collateral. The statement value of the bonds on loan was $6.2 million at December 31, 2004. The Company had no bonds on loan at December 31, 2003.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 3 - Investments - Continued

Net Investment Income

Sources for net investment income are as follows:

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Bonds	$9.4	$9.5
Preferred Stocks	—	0.1
Cash and Cash Equivalents	0.1	0.2
Other Investment Income	0.1	0.2

Gross Investment Income	9.6	10.0
Investment Expenses	0.2	0.2

Net Investment Income	$9.4	$9.8

The Company does not accrue investment income on bonds where collection of interest is uncertain. The Company did not exclude any amounts from investment income due and accrued as of December 31, 2004. At December 31, 2003, $1.5 million was excluded from investment income due and accrued.

Realized Capital Gains and Losses

Realized capital gains (losses) on investments are as follows:

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Bonds	$(1.0)	$1.0
Preferred Stocks	0.3	—
Other	(0.1)	0.1

Total	(0.8)	1.1
Federal Income Tax (Credit)	(0.9)	0.7

Pre-IMR Capital Gains, Net of Tax	0.1	0.4

Transferred to IMR
Pre-tax Capital Gains	0.3	1.3
Federal Income Tax	0.1	0.4

	0.2	0.9

Net Realized Capital Losses	$(0.1)	$(0.5)

Proceeds from sales of bonds and preferred stocks for the years ended December 31, 2004 and 2003 were $22.3 million and $12.0 million, respectively. Gross gains of $0.4 million and $1.3 million and gross losses of $1.1 million and $0.3 million, respectively, were realized during 2004 and 2003 on bonds and preferred stocks.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 4 - Reinsurance

The Company routinely assumes and cedes reinsurance with other insurance companies. The primary purpose of ceded reinsurance is to limit losses from large exposures; however, if the reinsurer is unable to meet its obligations, the originating issuer of the insurance coverage retains the liability.

The Company’s in-force block of individual life insurance is reinsured with Reassure America Life Insurance Company (Reassure America), an affiliate of Swiss Re Life & Health America Inc. Reassure America has a current A.M. Best rating of A+ (superior). The reserve credits taken for this treaty were $76.7 million and $75.9 million at December 31, 2004 and 2003, respectively. The deferred after-tax gain from the reinsurance transaction is being amortized into income on a net of tax basis as earnings emerge from the business reinsured. As of December 31, 2004 and 2003, the balance of the deferred gain was $11.0 million and $12.2 million, respectively.

The Company’s in-force block of individual and tax-sheltered annuity business is reinsured with AIG Annuity Insurance Company. This company has a current A.M. Best rating of A++ (superior). The reserve credits taken for these treaties were $887.1 million and $926.2 million at December 31, 2004 and 2003, respectively. As of December 31, 2004 and 2003, the balance of the related deferred gain was $3.0 million and $4.6 million, respectively.

Total reinsurance ceded information for the Company is as follows:

	Year Ended December 31
	2004	2003
	(in millions of dollars)
Life Insurance in Force (Amount of Insurance)	$781.8	$854.5
Insurance Liabilities	975.8	1,015.7

Premium Income	7.0	7.0
Policy and Contract Claims	5.4	3.2
Change in Reserves for Life and Accident and Health Policies	(1.8)	(2.7)

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 5 - Annuity Actuarial Reserves and Deposit Liabilities

The withdrawal characteristics of annuity actuarial reserves and deposit liabilities, including those in the Company’s separate accounts, are as follows:

	December 31, 2004 (in millions of dollars)
	Amount	%
Subject to Discretionary Withdrawal with Adjustment:
At Market Value	$8.4	0.9%

Total With Adjustment or at Market Value	8.4	0.9
Subject to Discretionary Withdrawal without Adjustment	877.9	95.9
Not Subject to Discretionary Withdrawal	29.7	3.2

Total Annuity Reserves and Deposit Liabilities before Reinsurance	916.0	100.0%

Reinsurance Ceded	898.3

Net Annuity Reserves and Deposit Liabilities	$17.7

Note 6 - Federal Income Taxes

The Company is included in a consolidated tax return filed by its parent company. The total federal liability of the consolidated group is allocated among the members of the group in accordance with the Company’s written tax sharing agreement based on each company’s separate return tax liability. Additional allocations for tax benefits to loss members of the group are made in the same year the loss is used.

The provision for income tax incurred consists of the following major components:

	Year Ended December 31
	2004	2003
	(in millions of dollars)
From Operations	$3.3	$2.5
From Capital Gains and Losses	(0.9)	0.7

Current Income Tax Incurred	$2.4	$3.2

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 6 - Federal Income Taxes - Continued

The provision for federal income taxes incurred is different from the amount obtained by applying the federal statutory rate of 35 percent to pretax net income as shown below.

	Year Ended December 31
	2004		2003
	(in millions of dollars)
Provision Computed at Statutory Rate
From Operations	$4.3		$3.9
From Capital Gains (Losses) before IMR	(0.3)		0.4

Total Tax at Statutory Rate	4.0	35.0%	4.3	35.0%
Amortization of Reinsurance Gains	(1.0)	(8.7)	(1.0)	(8.1)

Total	$3.0	26.3%	$3.3	26.9%

Federal Income Tax Incurred	$2.4	21.1%	$3.2	26.0%
Change in Net Deferred Income Taxes	0.6	5.2	0.1	0.9

Total Statutory Income Taxes	$3.0	26.3%	$3.3	26.9%

The components of the net admitted deferred tax asset at December 31, 2004 and 2003 were as follows:

	December 31
	2004	2003	Change
	(in millions of dollars)
Deferred Tax Asset
Deferred Policy Acquisition Costs	$1.5	$1.4	$0.1
Invested Assets	0.1	0.8	(0.7)
Other	0.8	0.8	—

Gross Deferred Tax Asset	2.4	3.0	(0.6)
Deferred Tax Asset Non-admitted	(2.2)	(2.7)	0.5

Admitted Deferred Tax Asset	0.2	0.3	(0.1)
Deferred Tax Liability	—	—	—

Net Admitted Deferred Tax Asset	$0.2	$0.3	$(0.1)

As of December 31, 2004 and 2003, tax related balances due from (to) PRL were $0.3 million and $(0.6) million, respectively. The amounts of federal income taxes incurred in 2004, 2003, and 2002 that are available for recoupment in the event of future net losses are $0.0 million, $3.5 million and $0.7 million, respectively.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 7 - Separate Accounts

Separate accounts held by the Company primarily represent tax sheltered annuity contract funds which the Company invests in pooled investment securities on behalf of the accounts’ contractholders. Investment income and realized gains and losses on these accounts are accrued directly to the contractholders. The assets of these accounts are carried at market value.

Information regarding the separate accounts for the year ended December 31, 2004 is as follows:

Non-Guaranteed Separate Accounts
(in millions of dollars)
Premiums, Considerations, or Deposits	$—

Reserves for Accounts With Assets at Market Value	$11.3

By Withdrawal Characteristics:
At Market Value	$11.3

A reconciliation of the amounts transferred to and from the separate accounts is as follows:

Year Ended December 31, 2004
(in millions of dollars)
Transfers as Reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$—
Transfers from Separate Accounts	0.7

Net Transfers from Separate Accounts	(0.7)

Net Contractor Distributions	0.5
Investment Management Fees	0.2

Transfers as Reported in the Summary of Operations of the Life, Accident and Health Annual Statement	$—

Note 8 - Employee Benefit and Incentive Plans

The Company has no benefit plans. The Company purchases services from its affiliates in accordance with an intercompany cost sharing agreement. There is no obligation on the part of the Company beyond the amounts paid as part of the cost of services purchased.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 9 - Related Party Transactions

The Company paid a common stock dividend of $12.0 million and $13.0 million to PRL during 2004 and 2003, respectively.

During 2003, the Company purchased $2.5 million in book value of bonds (par value $2.5 million) from PRL at the market value of $2.6 million.

During 2004 and 2003, the Company paid management fees to its affiliates of $0.2 million and $0.3 million, respectively.

Note 10 - Commitments and Contingent Liabilities

The Company accrues in its financial statements estimates of guaranty fund assessments based on known insolvencies and historical Company state participation levels. A corresponding receivable is recorded for amounts estimated to be recoverable through future premium tax offsets. The liability and related receivable were approximately $0.9 million and $0.2 million, respectively, at December 31, 2004.

Paul Revere Brokers, Career Agents, and Sales Managers Actions

In 1997 two alleged class action lawsuits were filed in Superior Court in Worcester, Massachusetts (Superior Court) against UnumProvident and several of its subsidiaries, PRC, PRL, the Company, and Provident Life and Accident Insurance Company.

One purported to represent independent brokers who sold certain individual disability income policies with benefit riders that were issued by subsidiaries of PRC and who claimed that their compensation had been reduced in breach of their broker contract and in violation of the Massachusetts Consumer Protection Act (the Massachusetts Act). A class was certified in February 2000. In April 2001, the jury returned a complete defense verdict on the breach of contract claim. Notwithstanding the jury verdict, the judge was obligated to rule separately on the claim that UnumProvident and its affiliates violated the Massachusetts Act. In September 2002, the judge ruled that PRC violated the Massachusetts Act and awarded double damages plus attorneys’ fees. Complicating the matter was the unexpected death of the trial judge. In March 2003, a new judge was assigned to the case so the parties could proceed to conclude matters before the trial court. Subsequently, in November of 2004, the parties executed a Memorandum of Understanding agreeing in principle to settle all issues in the case. The settlement of $4.99 million dollars which includes all damages, fees, expenses and interest was approved by the court on January 12, 2005 after a fairness hearing on January 7, 2005. The settlement has been completed, and the action dismissed with prejudice.

The Multidistrict Litigation - Policyholder Class Actions

On May 22, 2003, UnumProvident, several of its subsidiaries, including the Company, and some of their officers and directors filed a motion with the Judicial Panel on Multidistrict Litigation seeking to transfer more than twenty class actions and derivative suits now pending against them in various federal district courts to a single district for coordinated and consolidated pre-trial proceedings. Each of these actions, discussed below, contends, among other things, that the defendants engaged in improper claims handling practices in violation of the Employee Retirement Income Security Act (ERISA) or various state laws or failed to disclose the effects of those practices in violation of the federal securities laws. On September 2, 2003, the Judicial Panel on the Multidistrict Litigation entered an order transferring these cases, described below, to the U.S. District Court for the Eastern District of Tennessee for coordinated or consolidated pretrial proceedings. These lawsuits are in a very preliminary stage, the outcome is uncertain, and the Company is unable to estimate a range of reasonably possible losses. Reserves have not been established for these matters. An adverse outcome in one or more of

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

these actions could, depending on the nature, scope, and amount of the ruling, materially adversely affect the Company’s results of operations in a period, encourage other litigation, and limit the Company’s ability to write new business, particularly if the adverse outcomes negatively impact certain of the Company’s ratings.

On November 13, 2003, the case of Dauphinee, et al. v. UnumProvident, et al., was filed in the United States District Court for the Eastern District of Tennessee. This action is brought as a putative class action lawsuit on behalf of representative plaintiffs and all disabled individuals insured under a UnumProvident long-term disability plan. The complaint alleges that UnumProvident and its subsidiaries fraudulently and otherwise unlawfully denied and terminated long-term disability insurance benefits. Additionally, the complaint alleges misuse of authority as an ERISA claims fiduciary. The complaint seeks injunctive and declaratory relief to require, among other things, that UnumProvident re-evaluate all previously denied, terminated and suspended claims. The Company denies the allegations in the complaint and will vigorously defend the litigation and any attempt to certify the putative class.

On December 22, 2003, the Tennessee Federal District Court entered an order consolidating the above action, along with other actions involving other subsidiaries, for all pretrial purposes under the caption In re UnumProvident Corp. ERISA Benefit Denial Actions. Among other things, the court in that order appointed a lead counsel in the actions and directed lead counsel to file a consolidated amended complaint in the ERISA Benefit Denial Actions, which was filed on February 20, 2004. On March 26, 2004, the defendants answered the complaints in these actions, and simultaneously filed a motion for judgment on the pleadings in the ERISA Benefit Denial Actions. The court has not yet ruled upon that motion.

The parties have engaged in certain limited discovery in connection with a court-ordered mediation to take place later this year, as well as certain discovery on the merits of the claims asserted in the actions.

On April 9, 2004, the plaintiffs in the ERISA Benefit Denial Actions filed a motion seeking certification of a plaintiff class. The defendants opposed the motion. The court has not yet ruled upon the motion.

The court entered a schedule providing for the completion of all pretrial proceedings in these actions by December 2005. The Company denies the allegations in the complaints and will vigorously defend the litigation and any attempt to certify the putative class.

Various other lawsuits against the Company have arisen in the normal course of the Company’s business. Contingent liabilities from litigation, income taxes, and other matters are not deemed likely to have a material effect on the financial position of the Company.

Examinations and Investigations

Broker Compensation, Quoting Process, and Related Matters

In June 2004, UnumProvident received a subpoena from the Office of the New York Attorney General (NYAG) requesting documents and information relating to compensation agreements between insurance brokers and UnumProvident and its subsidiaries. UnumProvident has received subpoenas for additional information, including information regarding its quoting process and the placement of reinsurance coverages.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

Shortly after the NYAG filed a lawsuit in October 2004 against a major insurance broker raising a number of issues relating to broker compensation practices and bid-rigging in the insurance industry, UnumProvident announced its support for complete and timely disclosure of compensation paid to the broker of a customer. UnumProvident has been reviewing its compensation policies and quoting practices both for compliance with applicable legal requirements and in response to various issues raised. UnumProvident has also provided information to the NYAG relating to insurance policies sold to businesses in which Universal Life Resources, Inc. (ULR), acted as a consultant or broker for its client employers. On November 12, 2004, the NYAG filed a lawsuit against ULR alleging that its client employers were not aware of compensation arrangements ULR had with insurers or that the arrangements influenced ULR to steer business to certain insurers. Several insurers were cited in the complaint, including UnumProvident, but not named as defendants. See “Other Litigation” below for other lawsuits involving ULR, and its principal, Douglas Cox.

UnumProvident has also provided information to the NYAG regarding compensation arrangements that exist in the business of its subsidiary, GENEX Services Inc. (GENEX), which provides services for those administering workers’ compensation claims. These services are generally paid for by the employer and arranged for and administered by a third party administrator (TPA). Questions have been raised about the practices used by TPA’s in setting the terms of the services paid by the employers. UnumProvident has been cooperating with the NYAG’s requests for information in both areas of its investigation.

On October 26, 2004, UnumProvident received a subpoena from the Office of the Attorney General of the State of Connecticut. This subpoena also requested information regarding the quoting process and information regarding compensation agreements with brokers. UnumProvident is producing information and will fully cooperate with this investigation.

On October 25, 2004, UnumProvident received a letter from the Massachusetts Division of Insurance announcing its intention to conduct a limited scope market conduct examination to determine whether the allegations raised in the NYAG’s complaint against Marsh & McLennan are prevalent in the Commonwealth of Massachusetts. The Company has produced information requested and will fully cooperate with the Division’s conduct of this examination.

On November 3 and 4, 2004, the five principal insurance subsidiaries of UnumProvident doing business in North Carolina received Demands for Information from the North Carolina Department of Insurance. The Demands related to the issue of “bid rigging” in the state of North Carolina as it pertains to any resident of North Carolina or any business transacted in the state of North Carolina. Each of the subsidiaries responded on December 7, 2004.

On November 19, 2004, the Maine Bureau of Insurance delivered a formal Letter of Inquiry to Unum Life Insurance Company of America. The inquiry contains a series of questions related to compensation arrangements with producers and quoting practices in the market place. There is also an accompanying request for documents related to compensation arrangements. Unum Life Insurance Company of America intends to fully cooperate with the Maine Bureau on this inquiry.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

On November 30, 2004, the Massachusetts Attorney General issued a Civil Investigative Demand to Unum Life Insurance Company of America relative to the sale of group life insurance to employees of the state of Massachusetts. The inquiry relates to bonus payments made to an insurance broker who was hired by the state to oversee the bidding process related to this coverage. These bonus payments were later recouped by Unum Life Insurance Company of America in cooperation with the Group Insurance Commission of Massachusetts. Unum Life Insurance Company of America intends to fully cooperate with the Attorney General’s inquiry into the same matter.

On December 8, 2004, the Massachusetts Attorney General issued a Civil Investigative Demand to UnumProvident regarding broker compensation and quoting practices in the state of Massachusetts. The Demand also makes specific inquiry into quotes provided to Universal Life Resources on risks located in Massachusetts. UnumProvident intends to fully cooperate with the Attorney General with regard to this Demand.

UnumProvident has had discussions with the U.S. Department of Labor (DOL) regarding compliance with ERISA, relating to the Company’s interactions with insurance brokers and to regulations concerning insurance information provided by the Company to the plan administrators of ERISA plans, including specifically the reporting of fees and commissions paid to agents, brokers and others in accordance with the requirements of Schedule A of Form 5500. The DOL is pursuing an investigation of UnumProvident concerning these issues, both generally, and specifically in connection with certain brokers, including ULR, which is a defendant referred to below under “Other Litigation.” UnumProvident is cooperating with the DOL’s investigation.

Claim Related

UnumProvident has experienced increased market conduct examinations by state insurance departments focused specifically on its disability claims handling policies and practices. On March 19, 2003, UnumProvident consented to the entry of an order by the Georgia Insurance Commissioner that, among other things, ordered four of UnumProvident’s insurance subsidiaries to each pay a monetary penalty of $250,000 and to adhere to certain claims handling practices. The order also placed these four companies on regulatory probation for two years, during which period certain Georgia claims and complaints will be reviewed on a quarterly basis by representatives of the Georgia Department of Insurance. The Georgia order did not cite any violations of Georgia law or regulations.

Because of the number of market conduct examinations initiated during 2002 and 2003, the insurance commissioners of Maine, Massachusetts, and Tennessee, the states of domicile of UnumProvident’s principal insurance subsidiaries, initiated a multistate targeted market conduct examination in September 2003 that focused on the disability claims handling policies and practices of these subsidiaries and whether they reflected unfair claim settlement practices. This multistate examination resulted in a report and regulatory settlement agreements that became effective on December 21, 2004, when the required number of participating states consented to the agreements. The examination report made no findings of violations of law or regulations. The examination identified areas of concern which became the focus of certain changes and enhancements to UnumProvident’s disability claims handling operations and were designed to assure that each claim decision is made in a consistently high quality manner. In addition to enhancements to UnumProvident’s claim handling procedures, the primary components of the settlement agreements include a reassessment of certain previously denied or closed claims, additional corporate and board governance and payment of a fine in the amount of $15.0 million to be allocated among the states and jurisdictions that join the agreements. Forty-eight states and the District of Columbia consented to the settlement agreements. The Company’s financial position at December 31, 2004 was not materially impacted by this settlement.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

In addition, DOL, which had been conducting an inquiry relating to certain ERISA plans, has joined the settlement agreements. The NYAG, which had engaged in its own investigation of UnumProvident’s claim handling practices, notified UnumProvident that it is in support of the settlement and has closed its investigation on this issue.

While the multistate examination has been in progress, several states have continued their own market conduct examinations and investigations, which include claim related as well as certain other state specific issues. Although Minnesota is participating in the multistate settlement agreements, UnumProvident recently settled three prior market conduct examinations dating back to 1995 and paid a fine of $250,000. California conducted an examination and investigation relating to claims handling and other issues. California chose not to join the multistate settlement agreements, and discussions with the California Department of Insurance have been ongoing relating to various issues, some of which are within the general scope of the multistate examination and others that are outside its scope and relate to California specific issues. Arizona and New Mexico consented to join the multistate settlement agreements. UnumProvident understands that Arizona is in the process of concluding its exam that will focus on non-claim related matters, and New Mexico may, or may not, continue to pursue its own examination which was begun prior to the multistate examination.

In addition to the terms and conditions of the multistate regulatory settlement agreements, these regulatory examinations and investigations could result in, among other things, changes in business practices, including broker compensation and related disclosure practices, changes in practices for quoting business, changes in the Company’s claims handling practices, increases in policy liabilities, reopening of closed or denied claims, changes in governance and other oversight procedures, fines, and other actions by the regulatory agencies. Such results, singly or in combination, could injure the Company’s reputation, cause negative publicity, adversely affect the Company’s ratings, or impair the Company’s ability to sell or retain insurance policies, thereby adversely affecting the Company’s business, and potentially materially adversely affecting the consolidated results of operations in a period, depending on the results of operations of the Company for that particular period. Determination by regulatory authorities that UnumProvident or its insurance subsidiaries have engaged in improper conduct could also adversely affect the Company’s defense of various lawsuits described herein.

Other Litigation

On October 20, 2004, a purported class action complaint for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), Ronald Scott Shirley v. Universal Life Resources, et al., was filed in the United States District Court for the Southern District of California. The allegations are made against Universal Life Resources (ULR), a major broker, and several major insurers, including UnumProvident, claiming there was a conspiracy to fraudulently market, sell and administer insurance products to employee benefit plans by extracting undisclosed compensation and fees from the employers sponsoring the plans and from the participants of those plans. In November 2004, the plaintiff in the action indicated his intention to file an Amended Complaint in the action. On January 10, 2005, an amended complaint was filed and the amendment included the insertion of a new plaintiff, Cynthia Brandes. The case is now entitled, Cynthia Brandes individually and on behalf of all those similarly situated v. Universal Life Resources et al. At a hearing on March 2, 2005, counsel for plaintiff indicated that they will file a Second Amended Complaint. Thereafter, defendants intend to file a motion to dismiss. The Company denies the allegations of the complaint and will vigorously defend the litigation.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

On November 17, 2004, an action purporting to seek injunctive relief pursuant to the California Insurance Code, The People of the State of California by and through John Garamendi, Insurance Commissioner of the State of California v. Universal Life Resources, et al., was filed in the Superior Court of the State of California for the County of San Diego. Allegations are made against ULR, a major broker, and several major insurers, including UnumProvident, claiming that the broker was paid undisclosed or inadequately disclosed fees, commissions and other compensation as kickbacks by the insurer defendants in return for the broker steering its clients to purchase insurance policies and other services from the insurer defendants. In addition to injunctive relief, the complaint purports to seek the imposition of a trust to recover any funds acquired by any practice the Court may find to have been in violation of the Insurance Code or the regulations promulgated thereunder. The case was removed to the United States District Court for the Southern District of California on January 3, 2005. On January 24, 2005, the plaintiff filed a motion to remand the case to state court. The issue of removal has been taken under advisement. The Company denies the allegations of the complaint and will vigorously defend the litigation.

On or about January 10, 2005, an amended complaint was filed in the case of United Policyholders, on behalf of the general public, v. Universal Life Resources et al., in the Superior Court of the State of California, County of San Diego. UnumProvident was named as a defendant in this amended complaint. The complaint alleges violations of California Business and Professions Code section 17200 in connection with ULR defendants’ insurance brokering services and the insurance defendants’ sale of insurance to ULR customers and their employees. The complaint seeks injunctive relief and equitable relief in the form of restitution. The Company believes that this matter is particularly susceptible to dismissal because of the passage of proposition 64 in the state of California on November 2, 2004. That law required that the plaintiff in a section 17200 action be able to establish direct injury caused by the defendant. In this matter, United Policyholders has never had any business relationship with any UnumProvident subsidiary. Since UnumProvident was named as a defendant after the passage of Proposition 64, it is expected that this matter will be dismissed. In any event, UnumProvident denies the allegations in the complaint and will vigorously defend the case.

On December 20, 2004, Jeffrey A. Weiller v. New York Life Insurance Company, UnumProvident Corporation, and The Paul Revere Life Insurance Company, was filed in the Supreme Court of the State of New York. This complaint is brought by the plaintiff on behalf of himself and a purported class alleging that UnumProvident schemed to improperly deny or terminate legitimate claims filed under policies issued by several non-UnumProvident insurers on behalf of whom UnumProvident administers claims. On February 18, 2005, the defendants filed a motion to dismiss this action. That motion remains pending. UnumProvident denies the allegations and will vigorously defend against the allegations raised in the complaint.

On January 14, 2005, Shell Vacations LLC on behalf of itself and all others similarly situated v. Marsh and McLennan Companies Inc. et al., was filed in the United States District Court for the Northern District of Illinois. The complaint is a putative class action and alleges violations of the Sherman Act, RICO, federal and state common law, state antitrust laws, restitution and unfair and or deceptive trade practices laws. The allegations are brought against numerous broker organizations and insurers and assert claims based on big rigging, price fixing, and undisclosed and improper compensation practices. The complaint seeks disgorgement of profits, establishment of a constructive trust, damages including punitive damages and trebling of damages and injunctive relief. The Company denies the allegations of the complaint and will vigorously defend the case.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 10 - Commitments and Contingent Liabilities - Continued

On January 21, 2005, Redwood Oil Company on behalf of itself and all others similarly situated v. Marsh and McLennan Companies Inc. et al., was filed in the United States District Court for the Northern District of Illinois. The complaint is a putative class action and alleges violations of the Sherman Act, RICO, federal and state common law, state antitrust laws, restitution and unfair and or deceptive trade practices laws. The allegations are brought against numerous broker organizations and insurers and assert claims based on bid rigging, price fixing, and undisclosed and improper compensation practices. The complaint seeks disgorgement of profits, establishment of a constructive trust, damages as provided by federal and state antitrust laws and by RICO. The Company denies the allegations of the complaint and will vigorously defend the case.

On February 4, 2005, David Boros on behalf of himself and all others similarly situated v. Marsh and McLennan Companies, Inc., et al., was filed in the United States District Court of the Northern District of California. The complaint is a putative class action and alleges violations of the Sherman Act, RICO, federal and state common law, state antitrust laws, and unfair or deceptive trade practices laws. The allegations are brought against numerous broker organizations and insurers and assert claims based on bid-rigging, price fixing, and undisclosed and improper compensation practices. The complaint seeks restitution, disgorgement of profits, establishment of a constructive trust, injunctive relief, punitive damages, and damages as provided by federal and state antitrust laws and by RICO. The Company denies the allegations of the complaint and will vigorously defend the case.

On February 17, 2005, the Judicial Panel on Multidistrict Litigation issued an order transferring several actions related to broker compensation issues that are pending in various district courts to the United States District Court for the District of New Jersey for consolidated or coordinated pre-trial proceedings. In a footnote, the Order identified the Shell Vacations, Redwood Oil, and Boros actions as potential tag along cases, and it appears likely that those actions will be transferred to the District of New Jersey as well. The Company expects to be served with other complaints making similar allegations to those asserted in Shell Vacations, Redwood Oil, and Boros. The Company believes these cases will likely be managed as part of the multidistrict litigation proceedings, or, if filed in state court and not removed, coordinated with the multidistrict litigation proceedings.

In September 2003, United States of America ex. rel. Patrick J. Loughren v. UnumProvident Corporation and GENEX Services, Inc., was filed in the United States District Court for the District of Massachusetts. This is a qui tam action to recover damages and civil penalties on behalf of the United States of America alleging false statements and claims were made or caused to be made by UnumProvident and GENEX to the United States of America in violation of the False Claims Act. The action was originally filed under seal to provide the government the opportunity to investigate the allegations and prosecute the action if they believed that the case had merit and warranted their attention. The government has turned down the option to prosecute the case and, as a result, the seal was lifted and the case became a matter of public record on December 23, 2004. This litigation relates to the assistance provided to UnumProvident Corporation insurance subsidiary claimants in their pursuit of, or application for, benefits from the Social Security Administration by UnumProvident and GENEX employees, agents or any employees of its subsidiary companies. The Company has filed a motion to dismiss the case in its entirety. The motion is still pending. The Company denies the allegations in the complaint and will vigorously defend the case.

NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS - Continued

The Paul Revere Variable Annuity Insurance Company

Note 11 – Shareholder Dividend Restrictions and Deposits

The maximum amount of dividends which can be paid to shareholders by Massachusetts domiciled insurance companies without prior approval by the Division is subject to restrictions relating to the greater of ten percent of an insurer’s surplus as regards policyholders as of the preceding year end or the net gain from operations, excluding realized capital gains and losses, of the preceding year.

At December 31, 2004, assets in the amount of $2.7 million were on deposit with government authorities or trustees as required by law.

The Company is subject to certain Risk-Based Capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2004 the Company met the RBC requirements.

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

VARIABLE ANNUITY CONTRACTS

SOLD BY

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

WORCESTER, MASSACHUSETTS 01608

(508) 799-4441

OTHER INFORMATION

PART C

Item 29.	Financial Statements and Exhibits.

INCLUDED IN PROSPECTUS

Per unit income and capital changes and variable annuity unit values—condensed financial information for the ten years ended December 31, 2004.

INCLUDED IN STATEMENT OF ADDITIONAL INFORMATION

The Paul Revere Variable Annuity Contract Accumulation Fund:

Report of Independent Auditors, Statement of assets and liabilities at December 31, 2004, Statement of changes in net assets for the three years ended December 31, 2004, Statement of operations for the year ended December 31, 2004, Statement of investments at December 31, 2004, Notes to financial statements

The Paul Revere Variable Annuity Insurance Company:

Report of Independent Auditors, Balance sheets at December 31, 2004 and 2003, Statements of income for the two years ended December 31, 2004, Statements of capital and surplus for the two years ended December 31, 2004, Statements of cash flows for the two years ended December 31, 2004, Notes to financial statements

1

EXHIBITS

The following exhibits which are marked with an asterisk (*) are incorporated herein by reference (pursuant to Regulation Section 230.447 and Section 270.8b-32 and in accordance with Rule 24 of the Commission’s Rules of Practice) to the registration statement filed by Registrant under the Securities Act of 1933 or specified amendments thereto.

*	(1)	Resolutions of Board of Directors of the Company creating Separate Account B as filed with the initial registration statement

*	(2)	Rules and Regulations of the Registrant (Post-Effective Amendments Nos. 26 and 27, December 17, 1979, and April 3, 1980, respectively)

*	(3)	Custodian Agreement with respect to securities of the Registrant (Post Effective Amendment No. 23; April 3, 1978)

*	(4.1)	Investment Advisory Agreement (Post-Effective Amendment No. 23; April 3, 1978)

*	(4.2)	Sub-Advisory Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(5)	Underwriting or distribution contract (Post-Effective Amendment No. 23; April 3, 1978)

*	(6)	Form of variable annuity contracts (Post-Effective Amendment No. 26; December 17, 1979)

*	(7)	Form of variable annuity application (filed with variable annuity contracts—see Item 6 above)

*	(8)	Certificate of Incorporation of the insurance company (Post-Effective Amendment No. 37; April 30, 1987); By-Laws (Post Effective Amendment No. 41, April 30, 1991).

	(9)	None

	(10)	None

*	(11)	Separate Account Administrative Services Agreement (Post-Effective Amendment No. 49; May 3, 1999)

*	(12)	Opinion of Counsel (filed with Registrant’s initial Registration Statement)

	(13)	(A) Independent Auditors’ Consent (B) Consent of Counsel

	(14)	Financial statement not included in Item 27

	(15)	None

	(16)	Code of Ethics

2

Item 30.	Directors and Officers of the Insurance Company

This information is listed in the Statement of Additional Information, Part B of this Registration Statement under Management, Page 4, and incorporated in Part C by reference.

3

Item 31.	Persons Controlled By or Under Common Control with the Insurance Company or Registrant

4

Item 32.	Number of Contractowners

Title of Class	Number of Holders of Record*
Series Q	127
Series N	59

*	As of December 31, 2004.

Item 33.	Indemnification

The Paul Revere Variable Annuity Insurance Company maintained a blanket fidelity bond in the amount of $350,000 with National Union Fire Insurance Company, Pittsburgh, Pennsylvania, covering its officers and employees and those of the registrant. This bond is numbered 621-4212.

Item 34.	Business and Other Connections of Investment Adviser

This information is included in the Prospectus and Statement of Additional Information, Parts A and B of this Registration Statement, and incorporated in Part C by reference.

Item 35.	Principal Underwriters

(a)	The Company, the principal underwriter of the Accumulation Fund, does not currently act as the principal underwriter, depositor, sponsor or investment adviser to any other investment companies.

(b)	Included in the Statement of Additional Information, Part B and incorporated in Part C by reference.

(c)	The Company, principal underwriter of the Accumulation Fund, did not receive any commissions or other compensation from the Accumulation Fund during the Accumulation Fund’s last fiscal year.

Item 36.	Location of Accounts and Records

Name of Person Maintaining Possession Thereof	Address	Description
Liz Barton	AIG Annuity Insurance Company 205 East 10th Street Amarillo, TX 79101	Contractowner accounts and records
Carolyn Roller	AIG Annuity Insurance Company 205 East 10th Street Amarillo, TX 79101	Financial records

Item 37.	Management Services

None.

5

Item 38.	Undertakings

The undersigned registrant hereby undertakes:

(a)	To file a post-effective amendment, using financial statements of the Registrant which need not be certified within four to six months from the effective date of the Registrant’s 1933 Act registration statement.

(b)	To file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(c)	To include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information; and

(d)	To deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

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SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of Chattanooga, State of Tennessee, on the 29th day of April, 2005.

THE PAUL REVERE VARIABLE ANNUITY CONTRACT ACCUMULATION FUND

/s/ Donald E. Boggs
Donald E. Boggs
Chairman, Board of Managers

SIGNATURES

As required by the Securities Act of 1933, this Post-Effective Amendment No. 59 to this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Gordon T. Miller Gordon T. Miller	Vice Chairman, Board of Managers	April 29, 2005

/s/ Joan Sadowsky Joan Sadowsky	Member Board of Managers	April 29, 2005

/s/ H. C. Goodwin H. C. Goodwin	Member Board of Managers	April 29, 2005

/s/ Donald E. Boggs Donald E. Boggs	Chairman Board of Managers	April 29, 2005

/s/ David G. Fussell David G. Fussell	Member Board of Managers	April 29, 2005

/s/ Susan N. Roth Susan N. Roth	Secretary and CCO Board of Managers	April 29, 2005

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 59 to this Registration Statement has been signed below by the following persons on April 29, 2005, in the capacities indicated.

THE PAUL REVERE VARIABLE ANNUITY INSURANCE COMPANY

/s/ Thomas R. Watjen
Thomas R. Watjen
President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 59 to this Registration Statement has been signed below by the following persons on April 29, 2005, in the capacities indicated.

SIGNATURE	TITLE

/s/ Thomas R. Watjen Thomas R. Watjen	President and Chief Executive Officer, Director

/s/ F. Dean Copeland F. Dean Copeland	Senior Executive Vice President, General Counsel and Chief Administrative Officer, Director

/s/ Robert C. Greving Robert C. Greving	Executive Vice President and Chief Financial Officer, Director

/s/ Kevin P. McCarthy Kevin P. McCarthy	Executive Vice President, Underwriting, Director

/s/ Robert O. Best Robert O. Best	Executive Vice President, The Client Service Center and Chief Information Officer, Director